Sutherland, Asbill & Brennan, L.L.P.

                    Atlanta $ Austin $ New York $ Washington

1275 PENNSYLVANIA AVENUE, N.W.                           TEL: (202) 383-0100
WASHINGTON, D.C. 20004-2404                              FAX: (202) 637-3593

          THOMAS E. BISSETH
     DIRECT LINE: (202) 383-0117
     Internet: tbisset@sablaw.com

                             February 4, 1997

VIA EDGARLINK

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

             Re:      Citicorp Life Insurance Company
                      Citicorp Life Variable Annuity Separate Account File No. 33-81626

Dear Commissioners:

   On behalf of Citicorp Life Insurance Company (the "Company") and Citicorp Life Variable Annuity Separate Account (the "Account"), we are transmitting for filing under Rule 497(c) of the Securities Act of 1933 the form of prospectus and Statement of Additional Information ("SAI") dated February 3, 1997, used after the effective date of the registration statement on Form N-4 for deferred variable annuity contracts offered by the Company through the Account. The form of prospectus and SAI are transmitted in the form they will be used.

  If you have any questions, please contact the undersigned at (202) 383-0117.


                                                     Sincerely,


                                                     /s/ Thomas E. Bisset
                                                     Thomas E. Bisset
Enclosures

cc:      Eric S. Miller
         Stephen E. Roth

                           INDIVIDUAL FLEXIBLE PREMIUM
                       DEFERRED VARIABLE ANNUITY CONTRACT

















                       CITICORP LIFE INSURANCE COMPANY 800
                                Silver Lake Blvd.
                                  P.O. Box 7031
                                 Dover, DE 19903
                            Telephone: (800) 497-4857

                                   PROSPECTUS
                                February 3, 1997

                           INDIVIDUAL FLEXIBLE PREMIUM
                       DEFERRED VARIABLE ANNUITY CONTRACT

                       CITICORP LIFE INSURANCE COMPANY 800
                                Silver Lake Blvd.
                                  P.O. Box 7031
                                 Dover, DE 19903
                            Telephone: (800) 497-4857

         This Prospectus describes the individual flexible premium deferred variable annuity contract (the "Contract") being offered by Citicorp Life Insurance Company. The Contract may be sold to or in connection with retirement plans, including those that qualify for special federal tax treatment under Sections 403(b) or 408 of the Internal Revenue Code.

         Purchase payments and Contract Values are allocated, as designated by you, to one or more of the subaccounts of Citicorp Life Variable Annuity Separate Account (the "Separate Account"), or to the Fixed Account, or both. The assets of each subaccount will be invested in a corresponding portfolio of the Landmark VIP Funds, the Variable Annuity Portfolios, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the AIM Variable Insurance Funds, Inc. or the MFS Variable Insurance Trust (the "Funds"). The portfolios of the Landmark VIP Funds include the Landmark VIP U.S. Government Fund, the Landmark VIP Equity Fund, the Landmark VIP Balanced Fund and the Landmark VIP International Equity Fund. The subaccounts invested in the Landmark VIP Funds, however, are no longer available for investment and, therefore, those subaccounts will not accept new premium payments or transfers from other subaccounts and the Fixed Account.

         The available portfolios of the Variable Annuity Portfolios include CitiSelect(SM) VIP Folio 200, CitiSelect(SM) VIP Folio 300, CitiSelect(SM) VIP Folio 400, CitiSelect(SM) VIP Folio 500 and Landmark Small Cap Equity VIP Fund, and are available for investment under the Contract. The Growth, High Income, Equity Income and Overseas Portfolios of the Fidelity Variable Insurance Products Fund, he Contrafund and Index 500 Portfolios of the Fidelity Variable Insurance roducts Fund II, the V.I. Capital Appreciation Fund, V.I. Government Securities und, V.I. Growth Fund, V.I. International Equity Fund, V.I. Value Fund and V.I. Growth and Income Fund of the AIM Variable Insurance Funds, Inc. and the MFS World Governments Series, the MFS Money Market Series, the MFS Bond Series, the MFS Total Return Series, the MFS Research Series and the MFS Emerging Growth Series of the MFS Variable Insurance Trust are also available for investment under the Contract. The accompanying prospectuses for the Funds describe the investment objectives of the available portfolios. The Contract Value prior to the Annuity Income Date, except for amounts in the Fixed Account, will vary according to the investment performance of the portfolios in which the selected subaccounts are invested. You bear the entire investment risk on amounts allocated to the Separate Account.

      This Prospectus sets forth basic information about the Contract and the Separate Account that a prospective investor should know before investing. Additional information about the Contract and the Separate Account is contained in the Statement of Additional Information, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information has the same date as this Prospectus and is incorporated herein by reference. The table of contents for the Statement of Additional Information is on page 39 of this prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing to or calling the Company at the address or phone number shown above.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED BY CURRENT PROSPECTUSES FOR VARIABLE ANNUITY PORTFOLIOS, THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND,
THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND II, THE AIM VARIABLE INSURANCE FUNDS, INC. AND THE MFS VARIABLE INSURANCE TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTRACTS AND SHARES OF THE FUNDS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO MARKET FLUCTUATION, REINVESTMENT RISK AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

YOUR RIGHT TO LOOK TO A DELAWARE BANK OR TRUST COMPANY FOR PAYMENT ON ANY INSURANCE POLICY IS LIMITED BY LAW. INSURANCE POLICIES ISSUED BY THE SUBSIDIARIES OR DIVISIONS OF DELAWARE BANKS OR TRUST COMPANIES ARE NOT DIRECT LIABILITIES OF SUCH BANKS OR TRUST COMPANIES. ONLY THE ASSETS OF THE INSURANCE DIVISION OR SUBSIDIARY ISSUING A POLICY ARE APPLICABLE TO THE PAYMENT AND SATISFACTION OF SUCH POLICY OR CLAIMS MADE THEREUNDER.

INSURANCE POLICIES ISSUED BY A SUBSIDIARY OR DIVISION OF A DELAWARE BANK OR TRUST COMPANY ARE NOT BANK DEPOSITS AND ARE NOT FDIC INSURED.

                                                 February 3, 1997

                                TABLE OF CONTENTS

DEFINITIONS                                                                 4
EXPENSE TABLES                                                              6
SUMMARY                                                                    13

         The Contract                                                      13
         Charges and Deductions                                            13
         Annuity Provisions                                                14
         Federal Tax Status                                                14

CONDENSED FINANCIAL INFORMATION                                            15

THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS                            17

         Citicorp Life Insurance Company                                   17
         Citicorp Life Variable Annuity Separate Account                   17
         The Funds                                                         17
         Addition, Deletion or Substitution of Investments                 21

DESCRIPTION OF THE CONTRACT                                                21

         Issuance of a Contract                                            21
         Purchase Payments                                                 21
         Free-Look Period                                                  22
         Allocation of Purchase Payments                                   22
         Variable Contract Value                                           22
         Transfer Privileges                                               23
         Surrenders and Partial Withdrawals                                24
         Death Benefit Before the Annuity Income Date                      25
         Annuity Payments on the Annuity Income Date                       26
         Payments                                                          26
         Modification                                                      27
         Owner                                                             27
         Reports to Owners                                                 27
         Inquiries                                                         27

THE FIXED ACCOUNT                                                          27

         Fixed Account Value                                               28

CHARGES AND DEDUCTIONS                                                     28

         Surrender Charge (Contingent Deferred Sales Charge)               28
         Annual Contract Fee                                               29
         Asset-Based Administration Charge                                 29
         Transfer Processing Fee                                           29
         Mortality and Expense Risk Charge                                 29
         Fund Expenses                                                     30
         Premium Taxes                                                     30
         Other Taxes                                                       30

ANNUITY PAYMENT OPTIONS                                                    30

         Election of Annuity Payment Options                               30
         Fixed Annuity Payments                                            31
         Legal Developments Regarding Unisex Actuarial Tables              31
         Variable Annuity Payments                                         31
         Description of Annuity Payment Options                            31

YIELDS AND TOTAL RETURNS                                                   32

FEDERAL TAX MATTERS                                                        33

         Introduction                                                      33
         Tax Status of the Contract                                        34
         Taxation of Annuities                                             35
         Transfers, Assignments or Exchange of a Contract                  36
         Withholding                                                       36
         Multiple Contracts                                                36
         Taxation of Qualified Plans                                       36
         Possible Charge for the Company's Taxes                           37
         Other Tax Consequences                                            37

DISTRIBUTION OF THE CONTRACTS                                              37

LEGAL PROCEEDINGS                                                          38

VOTING PRIVILEGES                                                          38

COMPANY HOLIDAYS                                                           38

FINANCIAL STATEMENTS                                                       38

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                      39

                                   DEFINITIONS

Account                            Any of the subaccounts or the Fixed Account.

Accumulation Unit                  A unit of measure used to calculate Variable
                                   Contract Value. We use Accumulation Units to calculate the value of a subaccount before annuity payments.

Administrative Office              Our principal office at 800 Silver Lake
                                   Blvd., P.O. Box 7031, Dover, DE 19903

Age                                Your age on your last birthday.

Annuitant                          The Annuitant is the person upon whose
                                   life annuity benefits are based and to
                                   whom payments are made under this
                                   contract, commencing on the Annuity
                                   Income Date. The Annuitant must be a
                                   natural person.

Annuity Income Date                The date on which annuity payments begin.

Annuity Unit                       A unit of measure used to calculate variable
                                   annuity payments.

Attained Age                       Your age on the prior Contract Anniversary.

Beneficiary                        The person who becomes the Owner of the
                                   Contract upon any Owner's death prior to the Annuity Income Date and who receives the Death Benefit. The Contingent
                                   Beneficiary is the person who will
                                   become the Beneficiary if the named
                                   Beneficiary is not living. An
                                   Irrevocable Beneficiary is one whose
                                   consent is necessary to change
                                   Beneficiaries and exercise certain other rights under the Contract.

The Code                           The Internal Revenue Code of 1986, as
                                   amended.

Contract Anniversary               The same date each year after the Contract
                                   Date.

Contract Date                      The Contract Date is the date the Contract
                                   becomes effective.

Contract Owner                     The person(s) who owns the Contract and who
                                   is entitled to exercise all rights and
                                   privileges provided in the Contract.

Contract Value                     The total amount invested under the Contract.
                                   It is the sum of the Variable Contract Value and the value of the Contract in the Fixed
                                   Account.

Dollar Cost Averaging              A series of systematic monthly transfers from
                                   either the Money Market Subaccount or the Fixed Account to the available subaccounts.

Fixed Account                      An allocation option under
                                   our General Account. Under the Fixed
                                   Account, we credit any portion of the
                                   initial purchase payment allocated to
                                   the Fixed Account with the Initial Fixed
                                   Account Interest Rate shown in the
                                   Contract Schedule. We may declare
                                   different initial interest rates for
                                   each subsequent purchase payment or
                                   transfer to the Fixed Account. After the initial one-year period, the interest rate earned will be the Current Fixed
                                   Account Interest Rate. The Current Fixed
                                   Account Interest Rate is determined by
                                   us in our discretion and is guaranteed
                                   for one year.

General Account                    Assets other than those allocated
                                   to the Separate Account or any other
                                   separate account.

"In writing" and
"written request"                  A written form satisfactory to
                                   us and received by us at our
                                   Administrative Office. We have the right to require a signature guarantee from an institution qualified to give such a guarantee before acting on any written request.

Net Asset Value
per Share                          The share value of any portfolio as of
                                   any Valuation Day reflecting investment
                                   performance and decreased by any
                                   expenses and fees assessed against the
                                   portfolio.

Net Investment Factor              An index used to measure the investment
                                   performance of a subaccount from one
                                   Valuation Period to the next.

Non-Qualified Contract             A Contract that is not a "qualified
                                   contract."

Premium Taxes                      Taxes charged by a state or
                                   municipality on purchase payments. We
                                   deduct premium taxes from the Contract
                                   Value either: (1) at the time the
                                   Contract is surrendered; (2) on the
                                   Annuity Income Date; or (3) at such other date as the taxes are assessed.

Qualified Contract                 A Contract that is issued in
                                   connection with retirement plans that
                                   qualify for special federal income tax
                                   treatment under Sections 403(b) or 408 of the Code.

SEC                                U.S. Securities and Exchange Commission.

Subaccount                         A subdivision of the Separate Account, the
                                   assets of which are invested in a
                                   corresponding portfolio.

Surrender Value                    The Contract Value less any
                                   applicable surrender charges payable,
                                   premium taxes not previously deducted and the Annual Contract Fee for that year.

Valuation Day                      For each subaccount, each day on which
                                   both we and the New York Stock Exchange
                                   are open for business.

Valuation Period                   The period that starts following
                                   the close of regular trading on the New
                                   York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Separate Account                   Citicorp Life Variable Annuity
                                   Separate Account. Assets of the Separate
                                   Account equal to the reserves and other
                                   contract liabilities with respect to the Separate Account are separate from our other assets and are not chargeable with liabilities arising out of any other business we may conduct.

Variable Contract
Value                              The value of the Contract in the Separate
                                   Account.

"We", "Our", "Us"                  Citicorp Life Insurance Company.
and the "Company"

"You" and "Your"                   The Owner of the Contract. In the event
                                   of Joint Ownership, you and your apply
                                   equally to either Joint Owner unless the context clearly indicates otherwise.

                                 EXPENSE TABLES

The following expense information assumes that the entire Contract Value is Variable Contract Value.

Owner Transaction Expenses

   Sales Charge Imposed on Purchase Payments                     None
   Maximum Surrender Charge (contingent
     deferred sales charge) as a percentage
     of the premium payment withdrawn                            7%
   Surrender Fee                                                 None*
   Transfer Processing Fee (imposed after the 18th               $25**
     transfer in any Contract Year)

Annual Contract Fee                                              $30***

Separate Account Annual Expenses
   (as a percentage of net assets)

   Mortality and Expense Risk Charge                             1.25%
   Administration Charge                                         0.15%
            Total Separate Account Expenses                      1.40%

Annual Fund Expenses****
   (as percentage of average net assets)

                        Landmark VIP U.S. Government Fund

   Management Fees (investment advisory fees)                    0.40%
   Other Expenses (after fee waivers and reimbursements)         0.20%
            Total Annual Fund Expenses (after fee waivers        0.60%
              and reimbursements)]


                            Landmark VIP Equity Fund

   Management Fees (investment advisory fees)                    0.50%
   Other Expenses (after fee waivers and reimbursements)         0.25%
            Total Annual Fund Expenses (after fee waivers        0.75%
              and reimbursements)


                           Landmark VIP Balanced Fund

   Management Fees (investment advisory fees)                    0.40%
   Other Expenses (after fee waivers and reimbursements)         0.30%
            Total Annual Fund Expenses (after fee waivers        0.70%
              and reimbursements)

      * We reserve the right to assess a processing charge equal to the lesser of $25 or 2% of the amount withdrawn for each withdrawal (including the final surrender) after the first 12 withdrawals in any Contract Year. See "Charges and Deductions."

      ** We reserve the right to charge a $25 transfer fee on each transfer after the first 12 transfers in any Contract Year. See "Charges and Deductions."

      *** We will waive the Annual Contract Fee in its entirety if, at the time this charge would be deducted, the Contract Value is at least $25,000. The Annual Contract Fee will also be waived in its entirety for any Contract Year during which purchase payments of at least $2,500 ($2,000 for Qualified Contracts), excluding the initial purchase payment, are paid.

      **** Certain of the unaffiliated investment advisers reimburse Citicorp Life for administrative costs incurred in connection with administering the funds as variable funding options. These reimbursements are paid out of the advisers' investment advisory fees as a percentage of assets under management.

                     Landmark VIP International Equity Fund

   Management Fees (investment advisory fees)                    1.00%
   Other Expenses (after fee waivers and reimbursements)         0.20%
            Total Annual Fund Expenses (after fee waivers        1.20%
              and reimbursements)


                            CitiSelect VIP Folio 200

Management Fees (investment management fees)                     0.75%
Other Expenses (after fee waivers and reimbursements)            0.20%
            Total Annual Fund Expenses (after fee waivers        0.95%
              and reimbursements)


                            CitiSelect VIP Folio 300

Management Fees (investment management fees)                     0.75%
Other Expenses (after fee waivers and reimbursements)            0.20%
            Total Annual Fund Expenses (after fee waive          0.95%
              and reimbursements)


                            CitiSelect VIP Folio 400

Management Fees (investment management fees)                     0.75%
Other Expenses (after fee waivers and reimbursements)            0.50%
            Total Annual Fund Expenses (after fee waivers        1.25%
              and reimbursements)


                            CitiSelect VIP Folio 500

Management Fees (investment management fees)                     0.75%
Other Expenses (after fee waivers and reimbursements)            0.50%
            Total Annual Fund Expenses (after fee waivers        1.25%
              and reimbursements)


                       Landmark Small Cap Equity VIP Fund

Management Fees (investment advisory fees)                       0.75%
Other Expenses (after fee waivers and reimbursements)            0.15%
            Total Annual Fund Expenses (after fee waivers        0.90%
              and reimbursements)


                            Fidelity Growth Portfolio

   Management Fees (investment advisory fees)                    0.61%
   Other Expenses                                                0.09%
            Total Annual Fund Expenses                           0.70%


                         Fidelity High Income Portfolio

   Management Fees (investment advisory fees)                    0.60%
   Other Expenses                                                0.11%
            Total Annual Fund Expenses                           0.71%


                        Fidelity Equity Income Portfolio

   Management Fees (investment advisory fees)                    0.51%
   Other Expenses                                                0.10%
            Total Annual Fund Expenses                           0.61%


                           Fidelity Overseas Portfolio

   Management Fees (investment advisory fees)                    0.76%
   Other Expenses                                                0.15%
            Total Annual Fund Expenses                           0.91%

                          Fidelity Contrafund Portfolio

   Management Fees (investment advisory fees)                    0.61%
   Other Expenses                                                0.11%
            Total Annual Fund Expenses                           0.72%


                          Fidelity Index 500 Portfolio

   Management Fees (investment advisory fees after               0.09%
              fee waivers and reimbursement)
   Other Expenses                                                0.19%
            Total Annual Fund Expenses (after fee waivers and    0.28%
              reimbursements)


                       AIM V.I. Capital Appreciation Fund

   Management Fees (investment advisory fees)                    0.65%
   Other Expenses                                                0.10%
            Total Annual Fund Expenses                           0.75%


                       AIM V.I. Government Securities Fund

   Management Fees (investment advisory fees)                    0.50%
   Other Expenses                                                0.69%
            Total Annual Fund Expenses                           1.19%


                              AIM V.I. Growth Fund

   Management Fees (investment advisory fees)                    0.65%
   Other Expenses                                                0.19%
            Total Annual Fund Expenses                           0.84%


                       AIM V.I. International Equity Fund

   Management Fees (investment advisory fees)                    0.75%
   Other Expenses                                                0.40%
            Total Annual Fund Expenses                           1.15%


                               AIM V.I. Value Fund

   Management Fees (investment advisory fees)                    0.65%
   Other Expenses                                                0.10%
            Total Annual Fund Expenses                           0.75%


                         AIM V.I. Growth and Income Fund

   Management Fees (investment advisory fees after               0.26%
              fee waivers and reimbursements)
   Other Expenses                                                0.52%
            Total Annual Fund Expenses (after fee waivers and    0.78%
              reimbursements)


                          MFS World Governments Series

   Management Fees (investment advisory fees)                    0.75%
   Other Expenses (after fee reduction)                          0.25%
            Total Annual Fund Expenses (after fee reduction)     1.00%


                             MFS Money Market Series

   Management Fees (investment advisory fees)                    0.50%
   Other Expenses (after fee reduction)                          0.10%
            Total Annual Fund Expenses (after fee reduction)     0.60%

                                 MFS Bond Series

   Management Fees (investment advisory fees)                    0.60%
   Other Expenses (after fee reduction)                          0.40%
            Total Annual Fund Expenses (after fee reduction)     1.00%


                             MFS Total Return Series

   Management Fees (investment advisory fees)                    0.75%
   Other Expenses (after fee reduction)                          0.25%
            Total Annual Fund Expenses (after fee reduction)     1.00%


                               MFS Research Series

   Management Fees (investment advisory fees)                    0.75%
   Other Expenses (after fee reduction)                          0.25%
            Total Annual Fund Expenses (after fee reduction)     1.00%


                           MFS Emerging Growth Series

   Management Fees (investment advisory fees)                    0.75%
   Other Expenses (after fee reduction)                          0.25%
            Total Annual Fund Expenses (after fee reduction)     1.00%

   Premium taxes may be applicable, depending on the laws of various jurisdictions. Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies.

   The above tables are intended to assist the Owner in understanding the costs and expenses that he or she will bear directly or indirectly. The tables reflect fiscal year 1995 expenses for the Separate Account and fiscal year 1995 expenses for the Landmark VIP U.S. Government Fund, the Landmark VIP Equity Fund, the Landmark VIP Balanced Fund, the Landmark VIP International Equity Fund, the Fidelity Growth, Fidelity High Income, Fidelity Equity Income, Fidelity Overseas, Fidelity Contrafund and Fidelity Index 500 Portfolios, the AIM V.I. Capital Appreciation, AIM V.I. Government Securities, AIM V.I. Growth, AIM V.I. International Equity, AIM V.I. Value and AIM V.I. Growth and Income Funds and the MFS World Governments, MFS Money Market, MFS Bond, MFS Total Return, MFS Research and MFS Emerging Growth Series. CitiSelect VIP Folio 200, CitiSelect VIP Folio 300, CitiSelect VIP Folio 400, CitiSelect VIP Folio 500 and Landmark Small Cap Equity VIP Fund commenced operations during the current fiscal year. Therefore, their "Other Expenses" are estimates and not based on past experience. Absent fee waivers and reimbursements, "Other Expenses" and "Total Annual Fund Expenses" that are estimated to be incurred in the current fiscal year would be: CitiSelect VIP Folio 200 - 8.67% and 9.42%; CitiSelect VIP Folio 300 - 6.92% and 7.67%; CitiSelect VIP Folio 400 - 6.92% and 7.67%; CitiSelect VIP Folio 500 - 3.84% and 4.59% and Landmark Small Cap Equity VIP Fund - 1.75% and 2.50%, respectively. Absent fee waivers and reimbursements, "Other Expenses" and "Total Annual Fund Expenses" incurred for fiscal year 1995 were: Landmark VIP U.S. Government Fund - 8.67% and 9.07%; Landmark VIP Equity Fund - 7.33% and 7.83%; Landmark VIP Balanced Fund - 6.92% and 7.32%; Landmark VIP International Equity Fund - 3.84% and 4.84%; MFS World Governments Series 1.24% and 1.99%; MFS Money Market Series 21.04% and 21.54%; MFS Bond Series 43.25% and 43.85%; MFS Total Return Series 2.02% and 2.77%; MFS Research Series 3.15% and 3.90% and MFS Emerging Growth Series 2.16% and 2.91%, respectively. The Investment Advisor for the Fidelity Index 500 Portfolio also voluntarily agreed to limit the funds operating expenses to 0.28% of average net assets. Absent this agreement, the "Management Fees" and "Total Annual Fund Expenses" incurred for fiscal year 1995 were 0.28% and 0.47%, respectively. Similarly, the Investment Advisor for the AIM V.I. Growth and Income Fund voluntarily agreed to waive or reduce their advisory fees to 0.26% of average net assets. Absent this waiver or reduction, the "Management Fees" and "Total Annual Fund Expenses" incurred for fiscal year 1995 were 0.78% and 1.17%, respectively. There can be no assurance that the fee waivers and reimbursements reflected in the table will continue at their reflected levels. However, the MFS Investment Advisor has agreed to bear, subject to reimbursement, until December 31, 2004, expenses such that the aggregate expenses of the MFS World Governments Series and the MFS Money Market Series do not exceed, on an annualized basis 1.00% and 0.60% of the average daily net assets, respectively. In addition, the MFS investment advisor has agreed to bear, subject to reimbursement, expenses such that the aggregate expenses of the MFS Bond Series, the MFS Total Return Series, the MFS Research Series and the MFS Emerging Growth Series do not exceed, on an annualized basis, 1.00% of the average daily net assets until December 31, 1996, 1.25% of the average daily net assets from January 1, 1997 through December 31, 1998 and 1.50% of the average daily net assets from January 1, 1999 through December 31, 2004, respectively. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectuses for the Funds.

Examples

   An owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

   1. If the Contract is surrendered or annuitized under an annuity option not providing a life annuity or a life annuity with a period certain of at least five years at the end of the applicable time period:

Subaccount                          1 Year 3 Years 5 Years 10 Years

Landmark VIP U.S. Government Fund    $ 89   $ 122   $ 157   $ 270
Landmark VIP Equity Fund             $ 90   $ 127   $ 165   $ 285
Landmark VIP Balanced Fund           $ 90   $ 125   $ 162   $ 280
Landmark VIP International Equity    $ 94   $ 140   $ 187   $ 330
  Fund
CitiSelect VIP Folio 200*            $ 92   $ 133      -       -
CitiSelect VIP Folio 300*            $ 92   $ 133      -       -
CitiSelect VIP Folio 400*            $ 95   $ 142      -       -
CitiSelect VIP Folio 500*            $ 95   $ 142      -       -
Landmark Small Cap Equity VIP Fund*  $ 92   $ 133      -       -
Fidelity Growth Portfolio            $ 90   $ 125   $ 162   $ 280
Fidelity High Income Portfolio*      $ 90   $ 126      -       -
Fidelity Equity Income Portfolio*    $ 89   $ 123      -       -
Fidelity Overseas Portfolio*         $ 92   $ 132      -       -
Fidelity Contrafund Portfolio*       $ 90   $ 126      -       -
Fidelity Index 500 Portfolio*        $ 86   $ 113      -       -
AIM V.I. Capital Appreciation Fund   $ 90   $ 127   $ 165   $ 285
AIM V.I. Government Securities Fund* $ 92   $ 134      -       -
AIM V.I. Growth Fund*                $ 89   $ 122      -       -
AIM V.I. International Equity Fund*  $ 92   $ 134      -       -
AIM V.I. Value Fund*                 $ 92   $ 134      -       -
AIM V.I. Growth and Income Fund*     $ 92   $ 134      -       -
MFS World Governments Series         $ 92   $ 134   $ 177   $ 311
MFS Money Market Series              $ 89   $ 122   $ 157   $ 270
MFS Bond Series*                     $ 92   $ 134      -       -
MFS Total Return Series*             $ 92   $ 134      -       -
MFS Research Series*                 $ 92   $ 134      -       -
MFS Emerging Growth Series*          $ 92   $ 134      -       -

   2. If the Contract is annuitized under an annuity option providing either a life annuity or a life annuity with a period certain of at least five years at the end of the applicable time period:

Subaccount                          1 Year 3 Years 5 Years 10 Years

Landmark VIP U.S. Government Fund    $ 24   $ 74    $ 126   $ 270
Landmark VIP Equity Fund             $ 26   $ 79    $ 134   $ 285
Landmark VIP Balanced Fund           $ 25   $ 77    $ 132   $ 280
Landmark VIP International Equity    $ 30   $ 92    $ 157   $ 330
  Fund
CitiSelect VIP Folio 200*            $ 28   $ 85       -       -
CitiSelect VIP Folio 300*            $ 28   $ 85       -       -
CitiSelect VIP Folio 400*            $ 31   $ 94       -       -
CitiSelect VIP Folio 500*            $ 31   $ 94       -       -
Landmark Small Cap Equity VIP Fund*  $ 28   $ 85       -       -
Fidelity Growth Portfolio            $ 25   $ 77    $ 132   $ 280
Fidelity High Income Portfolio*      $ 25   $ 77       -       -
Fidelity Equity Income Portfolio*    $ 24   $ 74       -       -
Fidelity Overseas Portfolio*         $ 27   $ 83       -       -
Fidelity Contrafund Portfolio*       $ 25   $ 78       -       -
Fidelity Index 500 Portfolio*        $ 21   $ 64       -       -
AIM V.I. Capital Appreciation Fund   $ 26   $ 79    $ 134   $ 285
AIM V.I. Government Securities Fund* $ 28   $ 86       -       -
AIM V.I. Growth Fund*                $ 24   $ 74       -       -
AIM V.I. International Equity Fund*  $ 28   $ 86       -       -
AIM V.I. Value Fund*                 $ 28   $ 86       -       -
AIM V.I. Growth and Income Fund*     $ 28   $ 86       -       -
MFS World Governments Series         $ 28   $ 86    $ 147   $ 311
MFS Money Market Series              $ 24   $ 74    $ 126   $ 270
MFS Bond Series*                     $ 28   $ 86       -       -
MFS Total Return Series*             $ 28   $ 86       -       -
MFS Research Series*                 $ 28   $ 86       -       -
MFS Emerging Growth Series*          $ 28   $ 86       -       -

3. If the Contract is not surrendered or annuitized at the end of the applicable time period:

Subaccount                          1 Year 3 Years 5 Years 10 Years

Landmark VIP U.S. Government Fund    $ 24   $ 74    $ 126   $ 270
Landmark VIP Equity Fund             $ 26   $ 79    $ 134   $ 285
Landmark VIP Balanced Fund           $ 25   $ 77    $ 132   $ 280
Landmark VIP International Equity    $ 30   $ 92    $ 157   $ 330
  Fund
CitiSelect VIP Folio 200*            $ 28   $ 85       -       -
CitiSelect VIP Folio 300*            $ 28   $ 85       -       -
CitiSelect VIP Folio 400*            $ 31   $ 94       -       -
CitiSelect VIP Folio 500*            $ 31   $ 94       -       -
Landmark Small Cap Equity VIP Fund*  $ 28   $ 85       -       -
Fidelity Growth Portfolio            $ 25   $ 77    $ 132   $ 280
Fidelity High Income Portfolio*      $ 25   $ 77       -       -
Fidelity Equity Income Portfolio*    $ 24   $ 74       -       -
Fidelity Overseas Portfolio*         $ 27   $ 83       -       -
Fidelity Contrafund Portfolio*       $ 25   $ 78       -       -
Fidelity Index 500 Portfolio*        $ 21   $ 64       -       -
AIM V.I. Capital Appreciation Fund   $ 26   $ 79    $ 134   $ 285
AIM V.I. Government Securities Fund* $ 28   $ 86       -       -
AIM V.I. Growth Fund*                $ 24   $ 74       -       -
AIM V.I. International Equity Fund*  $ 28   $ 86       -       -
AIM V.I. Value Fund*                 $ 28   $ 86       -       -
AIM V.I. Growth and Income Fund*     $ 28   $ 86       -       -
MFS World Governments Series         $ 28   $ 86    $ 147   $ 311
MFS Money Market Series              $ 24   $ 74    $ 126   $ 270
MFS Bond Series*                     $ 28   $ 86       -       -
MFS Total Return Series*             $ 28   $ 86       -       -
MFS Research Series*                 $ 28   $ 86       -       -
MFS Emerging Growth Series*          $ 28   $ 86       -       -

-------------------
  * These subaccounts became available for investment as of the date of this prospectus.

  The examples provided above assume that no transfer charges or premium taxes have been assessed. The examples also assume that the Annual Contract Fee is $30 and that the average Contract Value is $10,000, which translates the Annual Contract Fee into an assumed .30% charge for the purposes of the examples based on a $1,000 investment.

   The examples should not be considered a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than this assumed rate.

                                     SUMMARY

  UNLIKE BANK ACCOUNTS, CONTRACT VALUE IS NOT INSURED. INVESTMENT OF CONTRACT VALUE INVOLVES CERTAIN RISKS INCLUDING LOSS OF PURCHASE PAYMENTS (PRINCIPAL). CONTRACT VALUE IS NOT DEPOSITED IN OR GUARANTEED BY ANY BANK AND IS NOT GUARANTEED BY ANY GOVERNMENT AGENCY.

The Contract

  Issuance of a Contract. Contracts may be issued in connection with retirement plans that may or may not qualify for special federal tax treatment under the Code. The maximum age for Owners on the Contract date is 90. (See "Issuance of a Contract.")

  Free-Look Period. You have the right to return the Contract within 10 days (or longer in certain states) after you receive it. We will consider the Contract received five days after it is mailed to your last known address. The returned Contract will become void. We will return to you an amount equal to the Contract Value on the date the Contract is received either at our administrative office or by the sales representative who sold it, plus any premium taxes deducted. Where required, we will instead return the greater of the Contract Value or purchase payment(s) (See "Free-Look Period.")

  Purchase Payments. The minimum amount we will accept as an initial purchase payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. Subsequent purchase payments may be paid under the Contract at any time before the Annuity Income Date; however, we reserve the right not to accept payments of less than $500 for Non-Qualified Contracts and less than $100 for Qualified Contracts. Our approval is required for payments that exceed $1,000,000 per Contract Year. (See "Purchase Payments", page 23.)

  Allocation of Purchase Payments. Purchase payments under a Contract will be allocated, as designated by you, to one or more of the subaccounts of the Separate Account or to the Fixed Account or to both, except that purchase payments may not be allocated to any subaccount invested in the Landmark VIP Funds. In states where we must refund purchase payments in the event you exercise the free-look right, any portion of the initial net purchase payment to be allocated to a subaccount will be allocated to the subaccount investing in the MFS Money Market Series (the "Money Market Subaccount") during the "free-look" period. At the end of that period, the value in the Money Market Subaccount will be allocated to the subaccounts as selected by you. The assets of each subaccount will be invested solely in a corresponding portfolio
The Contract Value, except for amounts in the Fixed Account, will vary according to the investment performance of the portfolio(s) in which the selected subaccount(s) is invested. Interest will be credited to amounts in the Fixed Account at a guaranteed minimum rate of 3% per year, or a higher current interest rate declared by us. (See "Allocation of Purchase Payments.") The Fixed Account may not be available in all states.

  Transfers. On or before the Annuity Income Date, you may transfer all or part of the value in a subaccount or the Fixed Account to another subaccount or the Fixed Account subject to certain restrictions. However, transfers to subaccounts invested in the Landmark VIP Funds are no longer permitted.

  The maximum amount that may be transferred from the Fixed Account during any Contract Year equals the greatest of: (1) 40% of the Fixed Account Value as of the later of the Contract Date or last Contract Anniversary; (2) the Contract Value in the Fixed Account attributable to interest earnings; or (3) the greatest transfer from the Fixed Account during the prior Contract Year. We reserve the right to defer transfers from the Fixed Account for up to 6 months following the date of request.

  Currently, a $25 fee is assessed on the 19th and each subsequent transfer during a Contract Year. We reserve the right, however, to charge this fee for the 13th and each subsequent transfer during a Contract Year. (See "Transfer Privilege.")

  Partial Withdrawal. Before the Annuity Income Date, you may, by written notice, withdraw part of the surrender value subject to certain limitations. Any withdrawal request must be in writing and must specify from which Account(s) the withdrawal will be made. (See "Partial Withdrawals.")

  Surrender. Upon written notice before the Annuity Income Date, you may surrender the Contract and receive its surrender value. (See "Surrender.")

Charges and Deductions

  The following charges and deductions are assessed under the Contract:

  Surrender Charge (Contingent Deferred Sales Charge). No charge for sales expenses is deducted from purchase payments at the time purchase payments are made. However, a surrender charge may be deducted from amounts surrendered or withdrawn.

A surrender charge also may be deducted from amounts applied to annuity payment options not providing a life annuity or a life annuity with a period certain of at least five years. Surrender charges are not deducted upon payment of a death benefit.

  The surrender charge imposed on partial withdrawals, surrenders and upon application of proceeds to certain annuity options equals a specified percentage of the purchase payments withdrawn or applied. The surrender charge is calculated by multiplying the applicable specified percentages by the purchase payments withdrawn. For purchase payments withdrawn or surrendered within one year of having been paid, the charge is 7% of the amount of purchase payments withdrawn or surrendered. For each purchase payment, the surrender charge decreases each full year that has elapsed since the payment was made. Surrenders and withdrawals are considered to come first from earnings and then from the oldest purchase payment, then the next oldest payment, and so forth. No surrender charge is assessed upon the withdrawal or surrender of earnings or purchase payments made more than 5 years prior to the withdrawal or surrender. (See "Charges for Surrender or Partial Withdrawals.")

  During each Contract Year, up to 10% of purchase payments less any prior withdrawal of purchase payments may be withdrawn without a Surrender Charge.

  The surrender charge also may be waived in certain circumstances as provided in the Contract. (See "Waiver of Surrender Charge.")

  We reserve the right to assess a processing charge equal to the lesser of $25 or 2% of the amount withdrawn for each withdrawal (including the final surrender) after the first 12 withdrawals in any Contract Year.

  Annual Contract Fee. On the last day of each Contract Year prior to the Annuity Income Date, or the surrender of the Contract, if earlier, we will deduct an Annual Contract Fee of $30 from the Contract Value. A pro-rated portion of the fee is deducted from all active Accounts. (See "Annual Contract Fee.")

  The Annual Contract Fee will be waived in its entirety if, at the time of deduction, the Contract Value is $25,000 or more. In addition, the Annual Contract Fee will be waived in its entirety for any Contract Year in which purchase payments of at least $2,500 ($2,000 for Qualified Contracts), exclusive of the initial purchase payment, are paid.

  Mortality and Expense Risk Charge. We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks. The charge is deducted from the assets of the Separate Account at an annual rate of 1.25% (approximately 0.50% for mortality risk and 0.75% for expense risks). (See "Mortality and Expense Risk Charge.")

  Asset-Based Administration Charge. We deduct a daily administration charge to compensate us for certain expenses we incur in administration of the Contract and the Separate Account. The charge is deducted from the assets of the Separate Account at an annual rate of 0.15%. (See "Asset-Based Administration Charge".) We do not expect to make a profit from this charge.

  Premium Taxes. If state or other premium taxes are applicable to a Contract, they will be deducted from the Contract Value. Premium taxes will be deducted from the Contract Value either: (1) at the time the Contract is surrendered; (2) on the Annuity Income Date; or (3) at such other date as the taxes are assessed.

Annuity Provisions

  The Annuity Income Date may be elected by you at the time of application or anytime thereafter. The Annuity Income Date may not be after the later of: (1) the first day of the month following the Annuitant's 85th birthday; or (2) ten years after the Contract Date. If no Annuity Income Date is elected, it will be the first day of the calendar month following the Annuitant's 65th birthday or ten years after the Contract Date, if later

  On the Annuity Income Date, the Contract Value (adjusted as described below) will be applied to an Annuity Income Option, unless you choose to receive the surrender value in a lump sum. The Contract Value is adjusted by deducting applicable premium tax not yet deducted, and for annuity options other than a life annuity or a life annuity with a period certain of at least five years, less any applicable surrender charge. (See "Annuity Payment Options.")

Federal Tax Status

  Generally, a distribution (including a surrender, partial withdrawal or death benefit payment) may result in taxable income. In certain circumstances, a 10% penalty tax may apply. For a further discussion of the federal income status of variable annuity contracts, see "Federal Tax Status."

                         CONDENSED FINANCIAL INFORMATION

  The following tables set forth certain information pertaining to the net assets of the Separate Account, as represented by the accumulation unit values and number of accumulation units for the period from the commencement of business through September 30, 1996. This condensed financial information is derived from the financial statements of the Separate Account and should be read in conjunction with the financial statements, related notes and other financial information contained in the Statement of Additional Information


                                                                            Accumulation Unit Value
                                                           ----------------------------------------------------------
                       Subaccount                          Commencement Date*     Year Ending       Period Ending
                                                                                  (12/31/95)          (9/30/96)
---------------------------------------------------------- ------------------- ------------------ -------------------
Landmark VIP U.S. Government Fund                                 1.00               1.00                1.04
Landmark VIP Equity Fund**                                        1.00               1.00                1.00
Landmark VIP Balanced Fund                                        1.00               1.11                1.17
Landmark VIP International Equity                                 1.00               1.00                1.05
  Fund
CitiSelect VIP Folio 200***                                        -                   -                  -
CitiSelect VIP Folio 300***                                        -                   -                  -
CitiSelect VIP Folio 400***                                        -                   -                  -
CitiSelect VIP Folio 500***                                        -                   -                  -
Landmark Small Cap Equity VIP                                      -                   -                  -
   Fund***
Fidelity Growth Portfolio                                         1.00               1.31                1.45
Fidelity High Income Portfolio***                                  -                   -                  -
Fidelity Equity Income Portfolio***                                -                   -                  -
Fidelity Overseas Portfolio***                                     -                   -                  -
Fidelity Contrafund Portfolio***                                   -                   -                  -
Fidelity Index 500 Portfolio***                                    -                   -                  -
AIM V.I. Capital Appreciation Fund                                1.00               1.00                1.48
AIM V.I. Government Securities                                     -                   -                  -
   Fund***
AIM V.I. Growth Fund***                                            -                   -                  -
AIM V.I. International Equity                                      -                   -                  -
   Fund***
AIM V.I. Value Fund***                                             -                   -                  -
AIM V.I. Growth and Income Fund***                                 -                   -                  -
MFS World Governments Series                                      1.00               1.00                1.10
MFS Money Market Series**                                         1.00               1.00                1.00
MFS Bond Series***                                                 -                   -                  -
MFS Total Return Series***                                         -                   -                  -
MFS Research Series***                                             -                   -                  -
MFS Emerging Growth Series***                                      -                   -                  -

                                                                   Number of Accumulation Units Outstanding
                                                           ----------------------------------------------------------
                                                                   Year Ending                 Period Ending
                       Subaccount                                  (12/31/95)                    (9/30/96)
---------------------------------------------------------- ---------------------------- -----------------------------
Landmark VIP U.S. Government Fund                                       0                          65,380
Landmark VIP Equity Fund**                                              0                            0
Landmark VIP Balanced Fund                                            5,094                        35,211
Landmark VIP International Equity                                       0                          43,352
   Fund
CitiSelect VIP Folio 200***                                             -                            -
CitiSelect VIP Folio 300***                                             -                            -
CitiSelect VIP Folio 400***                                             -                            -
CitiSelect VIP Folio 500***                                             -                            -
Landmark Small Cap Equity VIP                                           -                            -
   Fund***
Fidelity Growth Portfolio                                             4,565                        61,743
Fidelity High Income Portfolio***                                       -                            -
Fidelity Equity Income Portfolio***                                     -                            -
Fidelity Overseas Portfolio***                                          -                            -
Fidelity Contrafund Portfolio***                                        -                            -
Fidelity Index 500 Portfolio***                                         -                            -
AIM V.I. Capital Appreciation Fund                                      0                          61,936
AIM V.I. Government Securities                                          -                            -
   Fund***
AIM V.I. Growth Fund***                                                 -                            -
AIM V.I. International Equity                                           -                            -
   Fund***
AIM V.I. Value Fund***                                                  -                            -
AIM V.I. Growth and Income Fund***                                      -                            -
MFS World Governments Series                                            0                          61,437
MFS Money Market Series**                                               0                            0
MFS Bond Series***                                                      -                            -
MFS Total Return Series***                                              -                            -
MFS Research Series***                                                  -                            -
MFS Emerging Growth Series***                                           -                            -

----------------

* The Landmark VIP U.S. Government Fund, Landmark VIP Equity Fund, Landmark VIP Balanced Fund, Landmark VIP International Equity Fund, Fidelity Growth Portfolio, AIM V.I. Capital Appreciation Fund, MFS World Governments Series and MFS Money Market Series subaccounts commenced operations on February 21, 1995. All other subaccounts commenced operations on February 3, 1997.

** As of September 30, 1996, no purchase payments had been allocated to the subaccounts investing in the the Landmark VIP Equity Fund or the MFS Money Market Series.

*** As of the date of this Prospectus, the CitiSelect VIP Folio 200, the CitiSelect VIP Folio 300, the CitiSelect VIP Folio 400, the CitiSelect VIP Folio 500, the Landmark Small Cap Equity VIP Fund, the Fidelity High Income Portfolio, the Fidelity Equity Income Portfolio, the Fidelity Overseas Portfolio, the Fidelity Contrafund Portfolio, the Fidelity Index 500 Portfolio, the AIM V.I. Government Securities Fund, the AIM V.I. Growth Fund, the AIM V.I. International Equity Fund, the AIM V.I. Value Fund, the AIM V.I. Growth and Income Fund, the MFS Bond Series, the MFS Total Return Series, the MFS Research Series and the MFS Emerging Growth Series subaccounts had not yet commenced operations, had no assets or liabilities and had received no income and incurred no expenses. Accordingly, no condensed financial information is included for these 19 subaccounts and these subaccounts are not included in the financial statement. The Landmark VIP U.S. Government Fund, the Landmark VIP Equity Fund, the Landmark VIP Balanced Fund and the Landmark VIP International Equity Fund subaccounts were offered prior to the date of this prospectus as part of the Separate Account and included in the condensed financial information and financial statements. However, such subaccounts are no longer available for investment.

                 THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS

Citicorp Life Insurance Company

  Citicorp Life Insurance Company (formerly Family Guardian Life Insurance Company) is a stock life insurance company organized under the laws of the State of Arizona in 1971. Citicorp Life Insurance Company is a wholly owned subsidiary of Citibank Delaware which is a wholly owned subsidiary of Citicorp Holdings Inc., which in turn, is a wholly owned subsidiary of Citicorp, one of the world's largest bank holding companies. Citicorp Life and its former parent corporation, Citicorp Mortgage, Inc., a Delaware holding company, were both acquired by Citicorp in 1973. During 1990, the ownership of Citicorp Life was transferred to Citibank Delaware.

  Pursuant to the 1973 approval by the Board of Governors of the Federal Reserve System (FRB), Citicorp Life initially limited its activities to the reinsurance of credit life and disability insurance sold in connection with extensions of credit by Citicorp. Additional Federal approvals were received in 1976 and 1980, authorizing Citicorp Life to underwrite group and individual term life and disability insurance directly related to extensions of credit by the domestic Citicorp holding company system. Subsequent Delaware and Federal law changes in 1989 and 1991, respectively, now enable Citicorp Life to underwrite and issue insurance coverages and annuities which are independent of any extension of credit.

  As of December 31, 1995, Citicorp Life Insurance Company had statutory assets in excess of $523,847,000. Citicorp Life Insurance Company's financial statements can be found in the Statement of Additional Information and should only be considered in the context of its ability to meet any obligations it may have under the Contract.

Citicorp Life Variable Annuity Separate Account

  The Separate Account was established by us as a separate account on July 6, 1994. The Separate Account will receive and invest purchase payments made under the Contracts. In addition, the Separate Account may receive and invest purchase payments for other variable annuity contracts we may issue in the future.

  Although the assets in the Separate Account are our property, the assets in the Separate Account attributable to the Contracts are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account's assets exceed the liabilities arising under the Contracts and any other contracts supported by the Separate Account. We have the right to transfer to the General Account any assets of the Separate Account which are in excess of reserves and other contract liabilities. All obligations arising under the Contracts are our general corporate obligations.


  The Separate Account currently is divided into twenty-seven (27) subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single corresponding portfolio. The Landmark VIP U.S. Government Fund, the Landmark VIP Equity Fund, the Landmark VIP Balanced Fund and the Landmark VIP International Equity Fund subaccounts are closed to new investment. The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

  The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. The Separate Account is also subject to the laws of the State of Arizona which regulate the operations of insurance companies domiciled in Arizona.

The Funds

  The Separate Account invests in shares of the Landmark VIP Funds, the Variable Annuity Portfolios, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the AIM Variable Insurance Funds, Inc. and the MFS Variable Insurance Trust. The Funds are management investment companies of the series type with one or more investment portfolios. Each Fund is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Company or the portfolios by the SEC.

  The Funds may, in the future, create additional portfolios that may or may not be available as investment options under the Contracts. Each portfolio has its own investment objectives and the income and losses for each portfolio are determined separately for that portfolio.

   The investment objectives and policies of each portfolio are summarized below. There is no assurance that any portfolio will achieve its stated objectives. More detailed information, including a description of risks and expenses, may be found in the prospectuses for the Funds which must accompany or precede this prospectus and which should be read carefully and retained for future reference.

  Landmark VIP Funds. The Landmark VIP Funds currently include four funds available as investment options under the Contracts. However, as of the date of this prospectus, the Landmark VIP Funds are no longer available for investment. The Landmark VIP Funds include the Landmark VIP U.S. Government Fund, the Landmark VIP Equity Fund, the Landmark VIP Balanced Fund and the Landmark VIP International Equity Fund.

          Landmark VIP U.S. Government Fund. This portfolio seeks current income as well as preservation of capital by investing, under normal circumstances, at least 65% of its total assets in obligations issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies and instrumentalities and repurchase agreements involving U.S. Government securities.

          Landmark VIP Equity Fund. This portfolio seeks long-term capital growth. Dividend income, if any, is incidental to the fund's investment objective of increasing long-term value. Under normal circumstances, at least 65% of the fund's total assets are invested in equity securities. Investments are primarily in common stocks of domestic companies with medium to large market capitalizations, i.e. $750 million or more, and seasoned management teams. Appreciation may be sought in other types of securities such as fixed income securities, convertible and non-convertible bonds, preferred stocks and warrants.

          Landmark VIP Balanced Fund. This portfolio seeks to earn high current income by investing in a broad range of securities, to preserve capital, and to provide growth potential with reduced risk. The fund is invested in a broadly diversified portfolio of income producing securities, including common stocks, preferred stocks and bonds. Under normal circumstances, at least 25% of the portfolio's total assets are invested in fixed income securities.

          Landmark VIP International Equity Fund. This portfolio seeks long-term capital growth. Dividend income, if any, is incidental to the portfolio's investment objective of increasing long-term value. Investments are primarily in common stocks in countries other than the United States. Under normal circumstances, at least 65% of the fund's assets are invested in equity securities. Appreciation may be sought in other types of securities such as fixed income securities, convertible and non-convertible bonds, preferred stocks and warrants.

  Citibank, N.A. serves as investment adviser to these portfolios and manages their assets in accordance with general policies and guidelines established by the trustees of the Landmark VIP Funds.

  Variable Annuity Portfolios. The Variable Annuity Portfolios currently include five funds, all of which are available as investment options under the Contracts. The Variable Annuity Portfolios include CitiSelect VIP Folio 200, CitiSelect VIP Folio 300, CitiSelect VIP Folio 400, CitiSelect VIP Folio 500 and Landmark Small Cap Equity VIP Fund.

          CitiSelect VIP Folio 200. This portfolio seeks high total return over time, consistent with a primary emphasis on income and a secondary emphasis on capital appreciation by allocating portfolio assets among a diversified, professionally managed mix of equity, fixed income and money market securities. Under normal circumstances, 25%-45% of the portfolio's assets will be invested in equity securities, 35%-55% of the portfolio's assets will be invested in fixed income securities, and 10%-30% of the portfolio's assets will be invested in Money Market securities.

          CitiSelect VIP Folio 300. This portfolio seeks high total return over time, consistent with a balanced emphasis on income and capital appreciation by allocating portfolio assets among a diversified, professionally managed mix of equity, fixed income and money market securities. Under normal circumstances, 40%-60% of the portfolio's assets will be invested in equity securities, 35%-55% of the portfolio's assets will be invested in fixed income securities, and 1%-10% of the portfolio's assets will be invested in Money Market securities.

          CitiSelect VIP Folio 400. This portfolio seeks high total return over time, consistent with a primary emphasis on capital appreciation and a secondary emphasis on income for risk reduction purposes by allocating portfolio assets among a diversified, professionally managed mix of equity, fixed income and money market securities. Under normal circumstances, 55%-85% of the portfolio's assets will be invested in equity securities, 15%-35% of the portfolio's assets will be invested in fixed income securities, and 1%-10% of the portfolio's assets will be invested in Money Market securities.

          CitiSelect VIP Folio 500. This portfolio seeks the highest total return over time, consistent with a primary emphasis on capital appreciation and a secondary emphasis on income for risk reduction purposes by allocating portfolio assets among a diversified, professionally managed mix of equity, fixed income and money market securities. Under normal circumstances, 70%-95% of the portfolio's assets will be invested in equity securities, 5%-20% of the portfolio's assets will be invested in fixed income securities, and 1%-10% of the portfolio's assets will be invested in Money Market securities.

          Landmark Small Cap Equity VIP Fund. This fund seeks long-term capital growth by investing in a diversified portfolio of equity securities of U.S. companies with market capitalization of $750 million or less. Under normal circumstances, at least 65% of the fund's total assets will be invested in such companies. Dividend income, if any, is incidental to this investment objective.

  Citibank, N.A. serves as Investment Manager to these portfolios and manages their assets in accordance with general policies and guidelines established by the Trustees of the Variable Annuity Portfolios.

  With respect to the CitiSelect Portfolios, Citibank, N.A. expects that, in general, each Fund's assets will be allocated among the equity, fixed income and money market class as provided above. However, cash flows of a Fund or changes in market valuations could produce different results. Citibank, N.A. will review each Fund's asset allocation quarterly and expects, in general, to rebalance the Fund's investments, if necessary, at that time. Rebalancing may be accomplished over a period of time and may be limited by tax and regulatory requirements.

  Fidelity Variable Insurance Products Fund. The Fidelity Variable Insurance Products Fund currently has five portfolios, four of which, the Fidelity Growth Portfolio, the Fidelity High Income Portfolio, the Fidelity Equity Income Portfolio, and the Fidelity Overseas Portfolio are available as investment options under the Contracts.

          Fidelity Growth Portfolio. This portfolio seeks to achieve capital appreciation. The portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

          Fidelity High Income Portfolio*. This portfolio seeks to achieve high current income by investing, under normal circumstances, at least 65% of its assets in income producing debt securities, preferred stocks and convertible securities.

          The Fidelity High Income Portfolio typically invests in longer term, lower quality fixed income securities but may invest in common stocks, other equity securities and debt securities not currently paying interest but which are expected to do so in the future. In choosing investments, the Fidelity High Income Portfolio also considers growth of capital.

          Fidelity Equity Income Portfolio. This portfolio seeks reasonable income by investing, under normal circumstances, at least 65% of its assets in income producing equity securities. The remainder of the Fidelity Equity Income Portfolio's assets will tend to be invested in debt obligations, many of which are expected to be convertible into common stock. In choosing investments, the portfolio also considers the potential for capital appreciation.

          Fidelity Overseas Portfolio. This portfolio seeks long term growth of capital by investing, under normal circumstances, at least 65% of its assets in securities of issuers from at least three different countries, whose principal activities are outside of North America (the U.S., Canada, Mexico and Central America). The majority of the portfolio's assets will be invested in equity securities. However, the portfolio may also invest in debt securities of any quality.

  Fidelity Management & Research Company serves as investment adviser to these portfolios and manages their assets in accordance with general policies and guidelines established by the trustees of the Fidelity Variable Insurance Products Fund.

  Fidelity Variable Insurance Products Fund II. The Fidelity Variable Insurance Products Fund II currently has five portfolios, two of which, the Fidelity Contrafund Portfolio and the Fidelity Index 500 Portfolio are available as investment options under the Contracts.

         Fidelity Contrafund Portfolio. Under normal circumstances, this portfolio seeks capital appreciation by investing mainly in common stocks and securities convertible into common stock believed to be undervalued by an overly pessimistic public appraisal but has the flexibility to invest in any type of security that may produce capital appreciation. The portfolio's investment strategy may lead to investment in small and mid-sized companies.

         Fidelity Index 500 Portfolio. This portfolio seeks to match the total return of the S&P 500 by investing, under normal circumstances, at least 80% of its assets (65% if portfolio assets are below $20 million) in equity securities of companies that compose the S&P 500, while keeping expenses low.

  Fidelity Management & Research Company serves as investment adviser to these portfolios and manages their assets in accordance with general policies and guidelines established by the trustees of the Fidelity Variable Insurance Products Fund II.

  AIM Variable Insurance Funds, Inc. AIM Variable Insurance Funds, Inc. currently has nine portfolios, six of which, the AIM V.I. Capital Appreciation Fund, the AIM V.I. Government Securities Fund, the AIM V.I. Growth Fund, the AIM V.I. International

Equity Fund, the AIM V.I. Value Fund and the AIM V.I. Growth and Income Fund are available as investment options under the Contracts.

          AIM V.I. Capital Appreciation Fund. This portfolio seeks capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

          AIM V.I. Government Securities Fund. This portfolio seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

          AIM V.I. Growth Fund. This portfolio seeks growth of capital principally through investment in common stocks of seasoned and bettered capitalized companies considered by A I M Advisors, Inc. ("AIM") to have strong earnings momentum

          AIM V.I. International Equity Fund. This portfolio seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.

          AIM V.I. Value Fund. This portfolio seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market value of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

          AIM V.I. Growth and Income Fund. This portfolio seeks growth of capital, with current income as a secondary objective. The fund invests primarily in stocks believed by AIM to have the potential for above average prospects for both growth of capital and dividend income.

  AIM serves as investment adviser to these portfolios and manages their assets in accordance with general policies and guidelines established by the directors of the AIM Variable Insurance Funds, Inc.

  MFS Variable Insurance Trust. MFS Variable Insurance Trust currently has twelve portfolios, six of which, the MFS World Governments Series, the MFS Money Market Series, the MFS Bond Series, the MFS Total Return Series, the MFS Research Series and the MFS Emerging Growth Series are available as investment options under the Contracts.

          MFS World Governments Series. This portfolio seeks preservation and growth of capital, together with moderate current income. Objectives are achieved through an internationally diversified portfolio consisting primarily of debt securities (normally at least 80%) and to a lesser extent equity securities.

          MFS Money Market Series. This portfolio seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity. Objectives are achieved by investing primarily (normally at least 80%) in U.S. Government Securities, obligations of banks, commercial paper and short-term corporate obligations. An investment in the Money Market Series is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the portfolio will be able to maintain a stable net asset value of $1 per share.

          MFS Bond Series*. This portfolio seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect capital. Under normal conditions, at least 65% of the portfolio's total assets will be invested in convertible and non-convertible debt securities and preferred stocks, U.S. Government securities, commercial paper, repurchase agreements and cash or cash equivalents (such as certificates of deposit and banker's acceptances).

          MFS Total Return Series*. This portfolio's primary investment objective is to provide above average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily, to provide a reasonable opportunity for growth of capital and income. Under normal market conditions, at least 25% of the portfolio's assets will be invested in fixed income securities and at least 40% and no more than 75% of its assets will be invested in equity securities.

          MFS Research Series*. This portfolio seeks to provide long term growth of capital and future income by investing a substantial portion of its total assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long term growth. A smaller proportion of the MFS Research Series' assets may be invested in bonds, short term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth.

          MFS Emerging Growth Series. This portfolio seeks primarily to provide long term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the primary investment objective of long term growth of capital. Under normal circumstances, at least 80% of the portfolio's total assets will be invested in common stocks of companies that Massachusetts Financial Services Company ("MFS") believes are early in their life cycle but which have the potential to become major enterprises.

  MFS serves as investment adviser to these portfolios and manages their assets in accordance with general policies and guidelines established by the trustees of the MFS Variable Insurance Trust.

----------------

* The portfolios' investment strategy may provide the opportunity of higher than average yields by investing in securities with higher than average risk, such as lower and unrated debt and comparable equity instruments. Please consult each portfolio's Fund prospectus accompanying this Prospectus for more information about the risk associated with such investments.

Addition, Deletion or Substitution of Investments

   We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the Separate Account or that the Separate Account may purchase. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares, if any, of that portfolio and substitute shares of another portfolio. We will not substitute any shares attributable to a Contract's interest in a subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

  We also reserve the right to establish additional subaccounts of the Separate Account, each of which would invest in shares of a new corresponding portfolio having a specified investment objective. We may, in our sole discretion, establish new subaccounts or eliminate or combine one or more subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new subaccounts may be made available to existing Contract Owners on a basis to be determined by us. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more subaccounts may be transferred to any other subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.

  In the event of any such substitution or change, we may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If we consider it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other separate accounts, or its assets may be transferred to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting privileges of Owners or other persons who have such privileges under the Contracts.


                           DESCRIPTION OF THE CONTRACT

Issuance of a Contract

  In order to purchase a Contract, application must be made to us through our licensed representative who is also a registered representative of Citicorp Investment Services, Inc., a registered broker-dealer which has a selling agreement with The Landmark Funds Broker-Dealer Services, Inc.
or another registered representative Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code. The maximum age for Owners on the Contract Date is 90.

Purchase Payments

  The minimum amount that we will accept as an initial purchase payment is $5,000 for Non-Qualified Contracts, $2,000 for Qualified Contracts. Subsequent purchase payments may be paid at any time during the Annuitant's lifetime and before the Annuity Income Date.

  We reserve the right not to accept purchase payments in excess of $1 million per Contract Year. We also reserve the right not to accept payments of less than $500 for Non-Qualified Contracts or less than $100 for Qualified Contracts.

  Under our automatic purchase payment plan, you can select a monthly payment schedule pursuant to which purchase payment payments will be automatically deducted from a bank account or other source. We reserve the right not to accept such monthly payments if less than $500 for Non-Qualified Contracts or less than $100 for Qualified Contracts.

Free-Look Period

  The Contract provides for an initial "free-look" period. You have the right to return the Contract within 10 days of receiving it. In some jurisdictions, this period may be longer than 10 days. When we receive the returned Contract at our administrative office or when the sales representative who sold the Contract receives it before the end of this period, we will cancel the Contract and refund to you an amount equal to the Contract Value as of the date the returned Contract is received plus any premium taxes deducted. This amount may be more or less than the aggregate amount of purchase payments made up to that time. In certain jurisdictions, we instead return the greater of the Contract Value plus any premium tax deducted or aggregate purchase payment(s) less any prior withdrawals. In those cases, we will allocate initial purchase payments to the Money Market Subaccount for the free-look period following the Contract Date. The free-look period begins on the date following your receipt of the Contract. We will consider the Contract received five days after it is mailed to your last known address.

Allocation of Purchase Payments

  At the time of application, you select the allocation of the initial net purchase payment among the subaccounts and the Fixed Account. Any allocation must be for at least $100 and be a whole percentage of a purchase payment.

  If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial purchase payment, the initial purchase payment will be allocated, as designated by you, to one or more of the subaccounts or to the Fixed Account within two valuation days of receipt of such purchase payment by us at our administrative office. If the application is not properly completed, we reserve the right to retain the purchase payment for up to five valuation days while we attempt to complete the application. If the application is not complete at the end of the 5-day period, we will inform the applicant of the reason for the delay and the initial purchase payment will be returned immediately, unless the applicant specifically consents to our retaining the purchase payment until the application is complete. Once the application is complete, the initial purchase payment will be allocated as designated by you within two valuation days.

 Notwithstanding the foregoing, in jurisdictions where we must refund the greater of aggregate purchase payments or Contract Value in the event you exercise the free-look right, any portion of the initial purchase payment to be allocated to a subaccount will be allocated to the Money Market Subaccount for the free-look period following the Contract Date. At the end of that period, the amount in the Money Market Subaccount will be allocated to the subaccounts as designated by you based on the proportion that the allocation percentage for each such subaccount bears to the sum of the allocation percentages set forth in the purchase payment allocation schedule then in effect. However, allocations to the subaccounts invested in the Landmark VIP Funds are no longer permitted.

  Any subsequent purchase payments will be allocated as of the end of the valuation period in which the subsequent purchase payment is received by us and will be allocated in accordance with the purchase payment allocation schedule in effect at the time the purchase payment is received. However, you may direct individual payments to a specific subaccount or to the Fixed Account (or any combination thereof) without changing the existing allocation schedule. The allocation schedule may be changed by you at any time by written notice. Changing the purchase payment allocation schedule will not change the allocation of existing Contract Value among the subaccounts or the Fixed Account.

  The Contract Values allocated to a subaccount will vary with that subaccount's investment experience, and you bear the entire investment risk. You should periodically review your purchase payment allocation schedule in light of market conditions and your overall financial objectives.

Variable Contract Value

  The Variable Contract Value will reflect the investment experience of the selected subaccounts, any purchase payments paid, any surrenders or partial withdrawals, any transfers, and any charges assessed in connection with the Contract. There is no guaranteed minimum Variable Contract Value, and, because a Contract's Variable Contract Value on any future date depends upon a number of variables, it cannot be predetermined.

  Calculation of Variable Contract Value. The Variable Contract Value is determined at the end of each valuation period prior to the Annuity Income Date. The value will be the aggregate of the values attributable to the Contract in each of the subaccounts, determined for each subaccount by multiplying that subaccount's accumulation unit value for the relevant valuation period by the number of accumulation units of that subaccount allocated to the Contract.

  Determination of Number of Accumulation Units. Prior to the Annuity Income Date, any amounts allocated or transferred to the subaccounts will be converted into subaccount accumulation units. The number of accumulation units to be credited to a Contract is determined by dividing the dollar amount being allocated or transferred to a subaccount by the accumulation unit value for that subaccount at the end of the valuation period during which the amount is allocated or transferred. The number of accumulation units in any subaccount will be increased at the end of the valuation period by any purchase payments allocated to the subaccount during the current valuation period and by any amounts transferred to the subaccount from another subaccount or from the Fixed Account during the current valuation period.

  Any amounts transferred, surrendered or deducted from a subaccount will be processed by cancelling or liquidating accumulation units. The number of accumulation units to be cancelled is determined by dividing the dollar amount being removed from a subaccount by the accumulation unit value for that subaccount at the end of the valuation period during which the amount was removed. The number of accumulation units in any subaccount will be decreased at the end of the valuation period by: (a) any amounts transferred (and any applicable transfer fee) from that subaccount to another subaccount or to the Fixed Account; (b) any amounts withdrawn or surrendered during that valuation period; (c) any surrender charge, Annual Contract Fee or premium tax assessed upon a partial withdrawal or surrender; and (d) the Annual Contract Fee, if assessed during that valuation period.

  Determination of Accumulation Unit Value. The accumulation unit value for each subaccount's first Valuation Period was set at $1.00. The accumulation unit value for a subaccount is calculated for each subsequent Valuation Period by multiplying that subaccount's accumulation unit value on the preceding Valuation Day by the net investment factor for that sub-account for the Valuation Period then ended.

  The net investment factor for each subaccount for any Valuation Period is calculated by dividing (1) by (2) and subtracting (3) from the result, where:

(1) Is the net asset value per share of the corresponding portfolio at the end of the Valuation Period plus the per share amount of any declared and unpaid dividends or capital gains accruing to that portfolio plus (or minus) a per share credit (or charge) for any taxes resulting from the investment operations of the subaccount.

(2) Is the portfolio's net asset value per share at the beginning of the Valuation Period; and

(3) Is a factor representing the daily mortality and expense risk charge and the administration charge deducted from the subaccount.

Transfer Privileges

  General. Before the Annuity Income Date and subject to the restrictions described below, you may transfer all or part of the amount in a subaccount or the Fixed Account to another subaccount or the Fixed Account. However, transfers to the subaccounts invested in the Landmark VIP Funds are no longer permitted.

  The maximum amount transferable from the Fixed Account during any Contract Year is limited to the greater of: (1) 40% of the Fixed Account Value as of the later of the Contract Date or last Contract Anniversary; (2) the Contract Value in the Fixed Account attributable to interest earnings; and (3) the greatest transfer from the Fixed Account during the prior Contract Year. We also reserve the right to defer transfers from the Fixed Account for up to 6 months following the date of the request.

  If the value remaining in any Account after a transfer is less than $100, we have the right to transfer the entire amount instead of the requested amount. In the absence of any other directions, such transfer will be allocated in the same proportion as the transfer request resulting in this action.

  Subject to the foregoing restrictions, there currently is no limit on the number of transfers that can be made among or between subaccounts or to or from the Fixed Account.

  Transfers may be made based upon instructions given by written request or by telephone. We will only honor telephone transfer requests if we have a currently valid telephone transfer authorization form on file signed by you. A telephone transfer authorization form received by us at our administrative office is valid until it is rescinded or revoked in writing by you or until a subsequently dated form signed by you is received at our administrative office. You may provide a telephone transfer authorization with the application or pursuant to a written request after the Contract Date.

  We employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We, however, may be liable for such losses if we do not follow those reasonable procedures. The procedures we follow for telephone transfers include confirming the correct name, contract number and social security number code for each telephone transfer.

  We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason. In particular, we reserve the right to not honor transfers requested by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Contracts.

  Transfer Fee. Currently, a $25 fee is assessed on the 19th and each subsequent transfer during a Contract Year. We reserve the right, however, to charge $25 for the 13th and each subsequent transfer during a Contract Year. (See "Charges and Deductions".)

  Dollar-Cost Averaging. If elected at the time of the application and at any time thereafter by written request, you may systematically or automatically transfer (on a monthly basis) specified dollar amounts from the Money Market Subaccount or the Fixed Account, but not from both Accounts at the same time, to other subaccounts for any period of time greater than six months. This is known as the dollar-cost averaging method of investment. The fixed dollar amount will purchase more accumulation units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

  The minimum transfer amount to a subaccount for dollar-cost averaging is $100 per month (or the equivalent). Each transfer from the Money Market Subaccount must be equal to or less than 1/6 of the Money Market Subaccount value at the time the automatic transfers begin. The maximum per transfer amount for transfer from the Fixed Account is 1/30 of the Fixed Account value at the time the automatic transfers begin. Once elected, dollar-cost averaging remains in effect for a Contract until the Contract Value in the Money Market Subaccount or the Fixed Account is inadequate to execute the requested transfers or until you cancel the election by providing us with at least 6 days prior written notice. You may exercise your right to cancel the election at any time. There is no additional charge for using dollar-cost averaging. However, automatic transfers will be treated as any other transfer in determining the number of transfers in any Contract Year. We reserve the right to discontinue offering the dollar-cost averaging facility at any time and for any reason.

Surrenders and Partial Withdrawals

  Surrender. At any time before the Annuity Income Date, you may surrender the Contract for its surrender value. The surrender value will be determined as of the end of the Valuation Period during which written notice requesting surrender is received at our administrative office. The surrender value will be paid in a lump sum. A surrender may have adverse federal income tax consequences, including a penalty tax. (See "Taxation of Annuities.")

  Partial Withdrawals. At any time before the Annuity Income Date, you may make partial withdrawals of the surrender value. Partial withdrawal requests must be in writing and specify from which Account(s) the withdrawal is to be made. The amount withdrawn must equal at least $500 except for systematic withdrawals. When a withdrawal is made, you will receive the amount requested to be withdrawn less any applicable surrender charge. If a partial withdrawal request would reduce the Contract Value to less than $2,000, we may pay the full surrender value and terminate the Contract. We will withdraw the amount requested from the Contract Value as of the end of the Valuation Period during which written notice requesting the partial withdrawal is received. (See "Surrender Charge.")

  A partial withdrawal may have adverse federal income tax consequences, including a penalty tax. (See "Taxation of Annuities.")

  We currently do not impose a processing charge for withdrawals, however, we reserve the right to assess a processing charge equal to the lesser of $25 or 2% of the amount withdrawn for the 13th and each subsequent withdrawal during a Contract Year. The processing charge will be in addition to any applicable surrender charge. This charge will be deducted from the Account from which the withdrawal is made and will reduce the Account value available for withdrawal accordingly. If a withdrawal is made from more than one Account at the same time, the processing charge would be deducted pro-rata from the remaining Contract Value in such Account(s).

  Surrender and Partial Withdrawal Restrictions. Your right to make surrenders and partial withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan. We may defer payments from the Fixed Account for up to six months.

  Restrictions on Distributions from Certain Types of Contracts. There are certain restrictions on surrenders of and partial withdrawals from Contracts used as funding vehicles for Code Section 403(b) retirement programs. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988; (ii) earnings on those contributions; and (iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

   Systematic Withdrawals. You may elect in writing at the time of the application or any time after the first Contract Anniversary to receive periodic partial withdrawals under our systematic withdrawal plan. Under the systematic withdrawal plan, we will make partial withdrawals on a monthly, quarterly, semi-annual or annual basis from designated Accounts as specified by you. Withdrawals from an Account must be at least $50 each.

  The withdrawals may be requested on the following basis: (1) as a specified dollar amount; and (2) as a specified whole percent of Contract Value.

  Participation in the systematic withdrawal plan will terminate on the earliest of the following events: (1) the value in an Account from which partial withdrawals are being made becomes zero; (2) a termination date specified by you is reached; or (3) you request that your participation in the plan cease. Withdrawals under the systematic withdrawal plan are subject to a surrender charge. (See "Surrender Charge").

  Systematic withdrawals may have adverse federal income tax consequences and you should, therefore, consult with your tax adviser before electing to participate in the plan. We reserve the right to discontinue offering the systematic withdrawal plan at any time.

Death Benefit Before the Annuity Income Date

  Death of the Owner. Upon receipt of due proof of your death (or in the case of Joint Owners, the death of the first Joint Owner to die) while the Contract is in force and before the Annuity Income Date, we will pay the Beneficiary the Death Benefit. In the case of Joint Owners, the surviving Joint Owner will be the primary beneficiary. You may specify the manner in which the Death Benefit is to be paid. If you do not specify how the Death Benefit is to be paid, the Beneficiary may elect the manner in which the Death Benefit is to be distributed.

  In either case, the Death Benefit under a Non-Qualified Contract must be distributed in full within 5 years after the deceased Owner's death unless:

1. The benefit is paid as a life annuity or an annuity with a period certain not exceeding the Beneficiary's life expectancy with payments beginning within one year of the deceased Owner's death; or

2. The Beneficiary is the surviving spouse of the deceased Owner, in which case he or she may continue this Contract as the Owner.

  If the Beneficiary is not a natural person, the benefit must be distributed within 5 years of your death. Similar rules apply to Qualified Contracts.

  Death Benefit. If you die prior to age 75, the Death Benefit will be the greatest of:

1.        The Contract Value on the date we receive due proof of your death;

2. The Contract Value on the most recent 5th Contract Anniversary immediately preceding the date of death, increased by the dollar amount of any purchase payments and reduced by the dollar amount of any withdrawals made since that Contract Anniversary; or

3. 100% of all purchase payments made less the dollar amount of any purchase payment withdrawals since the date this Contract was issued.

  If you die on or after your 75th birthday, the Death Benefit will equal the greater of:

1.        The Contract Value on the date we receive due proof of your death; or

2. The Death Benefit on your 75th birthday, less the dollar amount of any subsequent withdrawals.

3. 100% of all purchase payments made less the dollar amount of any purchase payment withdrawals since the date this Contract was issued.

  If the Death Benefit is paid immediately in one lump sum, the Contract will end on the date of payment. If the Death Benefit is not taken immediately in one lump sum, the Death Benefit will become the new Contract Value. Any resulting increase in the Contract Value will be allocated to each Account in proportion to the distribution of the Contract Value on the date we receive due proof of your death.

  If you die (or in the case of Joint Owners, the first Owner to die) prior to the Annuity Income Date and there are two or more Beneficiaries, each Beneficiary will receive an equal share of the Death Benefit unless you specify otherwise in writing. If a named Beneficiary dies before you, the interest of that Beneficiary will end on his or her death. If no Beneficiary is named or no Beneficiary survives you, the commuted value of the Death Benefit will be paid to your estate.

  Death of the Annuitant Prior to the Annuity Income Date: If the Annuitant dies prior to the Annuity Income Date, you may designate a new Annuitant. If no new Annuitant is named within 30 days after the death of the Annuitant, you will become the Annuitant under the Contract. If you are the Annuitant, upon receipt of due proof of your death, we will pay the Beneficiary the Death Benefit, as described above.

Annuity Payments on the Annuity Income Date

  The Annuity Income Date may be elected by you at the time of the application or any time thereafter. The Annuity Income Date may not be after the later of the first day of the month following the Annuitant's 85th birthday or 10 years after the Contract Date. You may change the Annuity Income Date at any time provided you give us 30 days prior written notice. If no Annuity Income Date is elected, it will be the first day of the calendar month following the Annuitant's 65th birthday or ten years after the Contract Date, if later.

  On the Annuity Income Date, the Contract Value, less any applicable prior undeducted premium taxes, will be applied under the life income annuity payment option with ten years guaranteed, unless you elect to have the proceeds paid under another payment option or to receive the surrender value in a lump sum. (See "Annuity Payment Options.") Unless you instruct us otherwise, amounts in the Fixed Account will be used to provide a fixed-annuity payment option and amounts in the Separate Account will be used to provide a variable annuity payment option.

  Any time prior to the Annuity Income Date, you may designate or change the payee (Annuitant) to receive payments under the applicable annuity payment option.

Payments

  Any surrender, partial withdrawal, or death benefit will usually be paid within seven days of receipt of a written request, any information or documentation reasonably necessary to process the request, and (in the case of a Death Benefit) receipt and filing of due proof of death. However, payments may be postponed if:

1. the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or

2. the SEC permits by an order the postponement for the protection of Contract Owners; or

3. the SEC determines that an emergency exists that would make the disposal of securities held in the subaccount or the determination of the value of the subaccount's net assets not reasonably practicable.

  If a recent check or draft has been submitted, we have the right to delay payment until we have assured ourselves that the check or draft has been honored.

  We have the right to defer payment of any surrender or partial withdrawal or transfer from the Fixed Account for up to six months from the date of receipt of written notice for such a surrender or transfer. If payment is not made within 10 days after receipt of documentation necessary to complete the transaction, interest will be added to the amount paid from the date of receipt of documentation at the minimum rate required by law or the Current Fixed Account Interest Rate, if greater.

Modification

  Upon notice to you, or the Annuitant, we may modify the Contract if:

1. necessary to permit the Contract or the Separate Account to comply with any applicable law or regulation issued by a government agency; or

2. necessary to reflect a change in the operation of the Separate Account or a subaccount; or

3.        necessary to add, delete or modify an Account; or

4.        necessary to add, modify or delete subaccounts or portfolios.

  In the event of most such modifications, we will make appropriate endorsement to the Contract.

Owner

  You are the Owner of the Contract. You are also the Annuitant unless a different Annuitant is named. Any Joint Owner must be your spouse unless we agree otherwise. For Qualified Contracts, the Owner must be the Annuitant and Joint Owners are not permitted. Before the Annuity Income Date you have all the rights under the Contract, subject to the rights of any assignee of record. This includes the right to:

1. Transfer values between Accounts and designate or change the allocation of purchase payments to each Account;

2.        Name and/or change the Beneficiaries, Owner or Annuitant;

3.        Surrender the Contract in whole or in part for cash;

4.        Assign the Contract Value, in whole or in part;

5.        Designate and change the Annuity Income Date; and

6.        Elect or change the Annuity Payment Option.

  All elections, authorizations and change requests must be made to us in writing. Upon receipt by us, any change will be effective as of the date it was signed by you, except that any values or amounts payable under the Contract will be determined as of the Valuation Day on or next following the date of receipt. Payment made or action taken by us prior to the time written notice is received will discharge our liability under this Contract to the extent of such action or payment. The consent of any irrevocable Beneficiary is required to exercise any right. If Joint Owners are named, both must consent to any change.

Reports to Owners

  At least annually, we will mail to each Owner, at such Owner's last known address of record, a report setting forth the Contract Value, subaccount values, and Fixed Account Value, as well as your current purchase payment allocation directions. We will also provide you with shareholder reports of the Funds as well as other notices, reports or documents as required by law.

Inquiries

  Inquiries regarding a Contract may be made by writing to us at our administrative office.


                                THE FIXED ACCOUNT

  You may allocate some or all of the purchase payments and transfer some or all of the Contract Value to the Fixed Account, which is part of our General Account and pays interest at declared rates guaranteed for one year. Our General Account supports our insurance and annuity obligations. Since the Fixed Account is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account may not be available in all states.

  The Fixed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Fixed Account nor our General Account has been registered as an investment company under the 1940 Act. Therefore, neither our General Account, the Fixed Account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Fixed Account which are included in this prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Fixed Account Value

  The Fixed Account Value is credited with interest, as described below. The Fixed Account Value reflects interest credited, the allocation of purchase payments, transfers of Contract Value from the Fixed Account, surrenders and partial withdrawals from the Fixed Account and charges assessed in connection with the Contract. The Fixed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 3%.

  Beginning on the date we issue the Contract, we will credit any portion of the initial purchase payment allocated to the Fixed Account with a specified interest rate, known as the Initial Fixed Account Interest Rate. We may declare different initial interest rates for each subsequent purchase payment or transfer into the Fixed Account. We will guarantee the initial rate credited for one year from the date the purchase payment is received or transfer is effective. Thereafter, the interest rate earned will be the applicable Current Fixed Account Interest Rate as we may declare.

  The Current Fixed Account Interest Rate is a rate we establish from time to time for all amounts under the Contract that have been allocated to the Fixed Account for more than one year. We may change the Current Fixed Account Interest Rate from time to time to reflect prevailing market conditions but not more often than once every twelve months. The Initial Fixed Account Interest Rate and the Current Fixed Account Interest Rate will vary but will always be equal to or greater than an effective annual rate of 3%.

  The maximum amount transferable from the Fixed Account during any Contract Year is limited to the greatest of: (1) 40% of the Fixed Account Value as of the later of the Contract Date or last Contract Anniversary; (2) the Contract Value in the Fixed Account attributable to interest earnings; and (3) the greatest transfer from the Fixed Account during the prior Contract Year. If the value remaining in the Fixed Account after a transfer is less than $100, we have the right to transfer the entire amount instead of the requested amount. We also reserve the right to defer transfers from the Fixed Account for up to 6 months following the date of the request.

                             CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

  General. No charge for sales expenses is deducted from purchase payments at the time purchase payments are paid. However, a surrender charge may be deducted upon surrender or partial withdrawal of purchase payments. A surrender charge also may be deducted from amounts applied to annuity options not providing a life annuity or a life annuity with a period certain of at least five years. Surrender charges are not deducted upon payment of a death benefit or from withdrawals or surrender of earnings under the Contract. (See "Annuity Payments on the Annuity Income Date".)

  In the event surrender charges are not sufficient to cover sales expenses, the loss will be borne by us; conversely, if the amount of such charges proves more than enough to cover such expenses, the excess will be retained by us. We do not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from our general assets which may include amounts derived from the mortality and expense risk charge.

  Charge for Partial Withdrawal or Surrender. A charge is imposed on partial withdrawals and surrenders equal to a specified percentage of the purchase payments withdrawn. The surrender charge is calculated by multiplying the applicable percentages specified in the table below by the purchase payments withdrawn. The number of years since the date of a purchase payment being withdrawn will determine the surrender charge percentage that will apply to that purchase payment. The surrender charge is calculated using the assumption that all earnings are withdrawn first and then all purchase payments are withdrawn on a first-in-first-out basis.

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

  Number of Years Since                Charge as Percentage
 Date of Purchase Payment             of Purchase Payment Withdrawn

       0-1                                       7%
       1-2                                       6%
       2-3                                       5%
       3-4                                       4%
       4-5                                       3%
       5+                                        0%

Any applicable surrender charge is deducted from the amount withdrawn.

  Amounts Not Subject to Surrender Charge. During each Contract Year, up to 10% of all purchase payments not previously withdrawn, less any prior withdrawal of purchase payments, may be withdrawn without the imposition of a surrender charge. Purchase payments surrendered or withdrawn in excess of this 10% will be assessed a surrender charge. This right is not cumulative from Contract Year to Contract Year.

  Waiver of Surrender Charge. Where allowed by state law, upon written notice from you prior to your 80th birthday, the surrender charge will be waived on any partial withdrawal or surrender after you are: (1) diagnosed as having a terminal illness; or (2) confined to a hospital, nursing home or long term care facility for at least 30 consecutive days, provided (a) confinement is for medically necessary reasons at the recommendation of a physician; (b) the hospital, nursing home or long term care facility is licensed or otherwise recognized and operating as such by the proper authority in the state where it is located, the Joint Commission on Accreditation of Hospitals or Medicare; and
(c) the withdrawal or surrender request is received by us no later than 91 days after the last day of your confinement.

Annual Contract Fee

  On the last day of each Contract Year prior to the Annuity Income Date, we deduct from the Contract Value an Annual Contract Fee of $30 to reimburse us for administrative expenses relating to the Contract. The fee will be charged by reducing the value of all active Accounts on a pro-rata basis. With respect to each subaccount, we deduct this fee by cancelling accumulation units. The number of accumulation units deducted from each subaccount will be determined by dividing the pro-rata portion of the fee applicable to that subaccount by the accumulation unit value of that subaccount on the date the fee is assessed. We do not expect to make a profit on this fee. The Annual Contract Fee also is deducted upon surrender of a Contract if other than on the last day of each Contract Year. We do not deduct the Annual Contract Fee under Contracts with a Contract Value of $25,000 or more on the date of deduction. In addition, we do not deduct the Annual Contract Fee under Contracts for which purchase payments of at least $2,500 ($2,000 for Qualified Contracts), exclusive of the initial purchase payment, are received during the Contract Year.

Asset-Based Administration Charge

  We deduct a daily administration charge to compensate us for certain expenses we incur in administration of the Contract and the Separate Account. The charge is deducted from the assets of the Separate Account at an annual rate of 0.15%. We do not expect to make a profit from this charge.

Transfer Processing Fee

  We reserve the right to charge $25 for the 13th and each subsequent transfer during a Contract Year. Currently, no fee is assessed until the 19th transfer during the Contract Year. For the purpose of assessing such a transfer fee, each transfer from any Account, including monthly transfers under the dollar-cost averaging facility, would be considered to be one transfer, regardless of the number of subaccounts into which value is transferred. The transfer fee would be deducted from the Account from which the transfer is made and will reduce the Account Value available for transfer accordingly. If a transfer is made from more than one Account at the same time, separate transfer fees would be deducted from the remaining Contract Value in each Account.

Mortality and Expense Risk Charge

  To compensate us for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from the assets of the Separate Account. The charge is at a daily rate of 0.0034462%. If applied on an annual basis this rate would be 1.25% (approximately 0.50% for mortality risk and 0.75% for expense risk).

  The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a Death Benefit if an Owner dies before the Annuity Income Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses.

  If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risks undertaken by us, we will bear the shortfall. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of sales expenses.

Fund Expenses

  Because the Separate Account purchases shares or units of the Landmark VIP Funds, the Variable Annuity Portfolios, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the AIM Variable Insurance Funds, Inc. and the MFS Variable Insurance Trust, the net assets of each subaccount of the Separate Account will reflect the investment advisory fees and other operating expenses incurred by the corresponding portfolio of the relevant Fund. See the accompanying current Prospectuses for the Funds.

Premium Taxes

  Various states and other governmental entities may levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies. Premium tax rates are subject to change from time to time by legislative and other governmental action. In addition, other government units within a state may levy such taxes.

  The timing of tax levies varies from one taxing authority to another. If premium taxes are applicable to a Contract, we will deduct such premium taxes against Contract Value in a manner determined by us in compliance with applicable state law. Premium taxes deducted from Contract Value currently are assessed either: (1) at the time the Contract is surrendered; (2) on the Annuity Income Date; or (3) at such other date as the taxes are assessed.

Other Taxes

  Currently, no charge is made against the Separate Account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the Separate Account or the Contracts. We may, however, make such a charge in the future from surrender value, death benefits or annuity payments, as appropriate. Such taxes may include taxes (levied by any government entity) which we determine to have resulted from: (1) the establishment or maintenance of the Separate Account; (2) receipt by us of purchase payments; (3) issuance of the Contracts; or (4) the payment of annuity payments.


                             ANNUITY PAYMENT OPTIONS

Election of Annuity Payment Options

  On the Annuity Income Date, the Contract Value less any premium tax previously unpaid and less any applicable surrender charge will be applied under an annuity payment option. (See "Annuity Payments on the Annuity Income Date.") If an election of an annuity payment option is not on file at our administrative office on the Annuity Income Date, the proceeds will be paid as a life income annuity with payments for ten years guaranteed. The value of each subaccount will be applied to provide a variable annuity and the value of the Fixed Account will be applied to provide a fixed dollar annuity. An annuity payment option may be elected, revoked, or changed by you at any time before the Annuity Income Date upon 30 days prior written notice. You may elect to apply any portion of the Contract Value less any premium tax previously unpaid to provide either variable annuity payments or fixed annuity payments or a combination of both. The annuity payment options available are described below. In addition, you may elect any other method of payment that is mutually agreeable to you and us.

  We reserve the right to refuse the election of an annuity payment option other than paying the Contract Value, less any applicable surrender charge and premium tax previously unpaid, in a lump sum if the total amount applied to an annuity payment option would be less than $2,000. If the amount of any annuity payment for each affected Account would be or becomes less than $50.00, we may reduce the frequency of payments to an interval that would result in payments of at least $50.00.

Fixed Annuity Payments

  Fixed annuity payments are periodic payments from us to the designated payee, the amount of which is fixed and guaranteed by us. The amount of each payment depends only on the form and duration of the annuity payment option chosen, the age of the Annuitant, the sex of the Annuitant (if applicable), the amount applied to purchase the annuity payments and the applicable annuity purchase rates in the Contract. The annuity purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.0%. We may, in our sole discretion, make annuity payments in an amount based on a higher interest rate.

Legal Developments Regarding Unisex Actuarial Tables

  In 1983, the United States Supreme Court held in Arizona Governing Committee
v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Contract.

Variable Annuity Payments

  The dollar amount of the first monthly variable annuity payment is determined by dividing the Value of the Accounts to be applied to a variable annuity on the Annuity Income Date by 1,000 and multiplying the result by the appropriate factor in the annuity tables provided in the Contract. The appropriate factor is based on annual net investment return of 3.0%. The amount of each payment will depend on the age of the Annuitant(s) at the time the first payment is due, and the sex of the Annuitant(s), if applicable, unless otherwise required by law.

  The net investment performance of a subaccount is translated into a variation in the amount of variable annuity payments through the use of annuity units. The amount of the first variable annuity payment associated with each subaccount is applied to purchase subaccount annuity units at the annuity unit value for the subaccount on the Annuity Income Date. The number of annuity units of each subaccount attributable to a Contract then remains fixed. Each subaccount has a separate subaccount annuity unit value that changes with each valuation period in substantially the same manner as do accumulation units of the subaccount.

  The dollar value of each variable annuity payment after the first is equal to the sum of the amounts determined by multiplying the number of subaccount annuity units under a Contract for a particular subaccount by the annuity unit value for the subaccount for the valuation period which ends no earlier than the fifth Valuation Day preceding the date of each such payment. If the net investment return of the subaccount for a payment period is equal to the pro-rated portion of the 3.0% annual assumed investment rate, the variable annuity payment attributable to that subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 3.0% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3.0%, the payment for that period will be less than the payment for the prior period.

  Once every three months, after the Annuity Income Date, the Annuitant may elect, in writing, to transfer among the selected subaccount(s) on which variable annuity payments are based. If such a transfer is elected, the number of annuity units will change and be determined by "a" times "b," less any applicable fees, divided by "c" where:

"a"       is the number of annuity units being transferred;

"b"       is the subaccount annuity unit value from which the transfer is made;
          and

"c" is the annuity unit value of the subaccount to which the transfer is made.

Thereafter, the number of annuity units will remain fixed until transferred. After the Annuity Income Date, no transfers may be made between the subaccounts and the Fixed Account. In addition, transfers to the subaccounts investing in the Landmark VIP Funds are no longer permitted.

Description of Annuity Payment Options

          Option 1: Income for a Fixed Period. We will make annuity payments to a payee each month for a fixed number of years. The number of years must be at least 5 and no more than 30. If the Annuitant dies before the end of the designated period, payments will continue to be made to the person(s) named by the Annuitant to receive such guaranteed payments for the remainder of the fixed period. If no such person is named or none survive the Annuitant, the remainder of the guaranteed payments will be paid to the Annuitant's estate. This option is available only as a fixed dollar annuity and if the Contract has been in force for 5 years, unless we agree otherwise.

          Option 2: Life Annuity. We will make annuity payments to a payee each month as long as the Annuitant is alive. When the Annuitant dies, all payments will cease.

          Option 3: Life Annuity with Period Certain. We will make annuity payments to a payee each month as long as the Annuitant is alive. If the Annuitant dies prior to the end of the guaranteed period, payments will continue to be made to the person(s) named by the Annuitant to receive such guaranteed payments for the remainder of the fixed period. If no such person is named or none survive the Annuitant, the remainder of the guaranteed payments will be paid to the Annuitant's estate.

          Option 4: Joint and Survivor Annuity. We will make annuity payments to a payee each month for the joint lifetime of the Annuitant and another person. At the death of either, payments will continue to be made to the payee. When the survivor dies, all payments will cease.

   The amount of each payment will be determined from the tables in the Contract that apply to the particular option using the Annuitant's age and sex (if applicable). Age will be determined from the last birthday at the due date of the first payment.

Note Carefully: Under annuity payment options 2 and 4 it would be possible for only one annuity payment to be made if the Annuitant(s) were to die before the due date of the second annuity payment; only two annuity payments if the Annuitant(s) were to die before the due date of the third annuity payment; and so forth.

  Alternate Payment Option. In lieu of one of the above options, the Contract Value, less any applicable surrender charge and premium taxes previously unpaid, or Death Benefit, as applicable, may be applied to any other payment option made available by us or requested and agreed to by us


                            YIELDS AND TOTAL RETURNS

  From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the subaccounts of the Separate Account. These figures are based on historical earnings and do not indicate or project future performance. We also may, from time to time, advertise or include in sales literature subaccount performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance appears in the Statement of Additional Information.

  Effective yields and total returns for the subaccounts are based on the investment performance of the corresponding portfolio. The performance of a portfolio in part reflects its expenses. See the prospectuses for the portfolios.

  The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  The yield of a subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

  The total return of a subaccount refers to return quotations assuming an investment under a Contract has been held in the subaccount for various periods of time. For periods prior to the date the Separate Account commenced operations, performance information will be calculated based on the performance of the corresponding portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of Contract charges that were in effect at the inception of the subaccounts. When a subaccount or portfolio has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.

  The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average annual percentage change in the value of an investment in the subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the subaccount (including any surrender charge that would apply if an Owner terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

  In addition to the standard version described above, total return performance information computed on two different non-standard bases may be used in advertisements or sales literature. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge. In addition, we may from time to time disclose cumulative total return for Contracts funded by subaccounts.

  From time to time, yields, standard average annual total returns, and non-standard total returns for the portfolios may be disclosed, including such disclosures for periods prior to the date the Separate Account commenced operations.

  Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

  In advertising and sales literature, the performance of each subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to the subaccount. Lipper Analytical Services, Inc. ("Lipper"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

  Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, VARDS and Morningstar each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

  Advertising and sales literature may also compare the performance of each subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

  We may also report other information including the effect of tax-deferred compounding on a subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the subaccount investment experience is positive.


                               FEDERAL TAX MATTERS

                     The Following Discussion is General and
                          Is Not Intended as Tax Advice

   Introduction

  This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the annuity contract issued by us. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon our understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

  The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified Contract is designed for use by individuals whose purchase payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 403(b), or 408 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, and on the economic benefit to you, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on the Company's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

  Diversification Requirements. Section 817(h) of the Code provides that separate account investment underlying a contract must be "adequately diversified" in accordance with Treasury regulations in order for the contract to qualify as an annuity contract under Section 72 of the Code. The Separate Account, through each underlying portfolio, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various subaccounts may be invested. Although we do not have direct control over the portfolios in which the Separate Account invests, we believe that each portfolio in which the Separate Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.

  In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incident of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance will be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. These differences could result in an owner being treated as the owner of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the owner of any portion of the assets of the Separate Account.

  Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (a) if any owner dies on or after the Annuity Income Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if any owner dies prior to the Annuity Income Date, the entire interest in the Contract will be distributed within five years after the date of the owner's death. These requirements will be considered satisfied as to any portion of the owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of that owner's death. The owner's "designated beneficiary" is the individual designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death of the owner. However, if the owner's "designated beneficiary" is the surviving spouse of the deceased owner, the Contract may be continued with the surviving spouse as the new owner.

  The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

  Other rules may apply to Qualified Contracts.

  The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

Taxation of Annuities

  In General. Section 72 of the Code governs taxation of annuities in general. We believe that an owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., partial withdrawals and surrenders) or as annuity payments under the payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

  The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective owner that is not a natural person may wish to discuss these with a competent tax advisor.

  The following discussion generally applies to Contracts owned by natural persons.

  Partial Withdrawals. In the case of a partial withdrawal from a Qualified Contract, under Section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts.

  In the case of a partial withdrawal (including systematic withdrawals) from a Non-Qualified Contract, under Section 72(e), any amounts received are generally first treated as taxable income to the extent that the contract value immediately before the partial withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

  In the case of a full surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

  Exchanges. Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. If the surrendered contract was issued prior to August 14, 1982, the tax rules formerly provided that the surrender was taxable only to the extent the amount received exceeds the owner's investment in the contract will continue to apply to amounts allocable to investments in that contract prior to August 14, 1982. In contrast, contracts issued after January 19, 1985 in a Code Section 1035 exchange are treated as new contracts for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 should consult their tax adviser.

  Annuity Payments. Although tax consequences may vary depending on the payment option elected under an annuity contract, under Code Section 72(b), generally (prior to recovery of the investment in the contract) gross income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For fixed annuity payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant's final tax return.

  Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of an owner. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments. For these purposes, the investment in the Contract is not affected by the owner's death. That is, the investment in the Contract remains the amount of any purchase payments paid which were not excluded from gross income.

  Penalty Tax on Certain Withdrawals. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

1.        made on or after the taxpayer reaches age 59 1/2;

2. made on or after the death of the holder (or if the holder is not an individual, the death of the primary annuitant);

3.        attributable to the taxpayer's becoming disabled;

4. a part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary;

5. made under certain annuities issued in connection with structured settlement agreements; and

6. made under an annuity contract that is purchased with a single purchase payment when the Annuity Income Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period.

  Other tax penalties may apply to certain distributions under a Qualified Contract.

  Possible Changes in Taxation. In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. As of the date of this prospectus, Congress is not entertaining legislation that would change the taxation of annuities; there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be effective prior to the date of the change.

Transfers, Assignments or Exchanges of a Contract

  A transfer of ownership of a Contract, the designation of an annuitant, payee or other beneficiary who is not also the owner, the selection of certain Annuity Income Dates or the exchange of a Contract may result in certain tax consequences to the owner that are not discussed herein. An owner contemplating any such transfer, assignment, or exchange of a Contract should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

Withholding

  Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. Effective January 1, 1993, distributions from certain qualified plans are generally subject to mandatory withholding. Certain states also require withholding of state income tax whenever federal income tax is withheld.

Multiple Contracts

   All non-qualified deferred annuity contracts entered into after October 21, 1988 that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). The effects of this rule are not yet completely clear; however, it could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, you should consult a competent tax advisor before purchasing more than one annuity contract in any calendar year.

Taxation of Qualified Plans

  The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract Owners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless we consent. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. We will amend the Contract as necessary to conform it to the requirements of the Code.

  Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees.

  Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These purchase payments may be subject to FICA (social security) tax.

  Restrictions Under Qualified Plans. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plan in respect of which Qualified Contracts are issued.

Possible Charge for the Company's Taxes

  At the present time, we make no charge to the subaccounts for any Federal, state, or local taxes that we incur which may be attributable to such subaccounts or the Contracts. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the subaccounts or to the Contracts.

Other Tax Consequences

  As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each owner or recipient of the distribution. A competent tax advisor should be consulted for further information.


                          DISTRIBUTION OF THE CONTRACTS

  The Contracts will be offered to the public on a continuous basis. We do not anticipate discontinuing the offering of the Contracts, but reserve the right to do so. Applications for Contracts are solicited by agents who are licensed by applicable state insurance authorities to sell our variable annuity contracts and who are also registered representatives of Citicorp Investment Services, Inc. which entered into a selling agreement with The Landmark Funds Broker-Dealer Services, Inc. Citicorp Investment Services, Inc. is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

  The Landmark Funds Broker-Dealer Services, Inc. acts as the principal underwriter, as defined in the 1940 Act, of the Contracts for the Separate Account pursuant to an Underwriting Agreement with us. The Landmark Funds Broker-Dealer Services, Inc. is not obligated to sell any specific number of Contracts. The Landmark Funds Broker-Dealer Services, Inc.'s principal business address is 6 St. James Avenue, Suite 900, Boston, Massachusetts 02116.

  We may pay sales commissions to broker-dealers up to an amount equal to 6.5% of the purchase payments paid under a Contract. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. We also may pay other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges under the Contracts that are not described under "Charges and Deductions."

                                LEGAL PROCEEDINGS

  There are no legal proceedings to which the Separate Account is a party or the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                VOTING PRIVILEGES

  In accordance with our view of current applicable law, we will vote portfolio shares held in the Separate Account at regular and special shareholder meetings of the portfolios in accordance with instructions received from persons having voting interests in the corresponding subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that we are allowed to vote the shares in our right, we may elect to do so.

  The number of votes that an Owner or Annuitant has the right to instruct will be calculated separately for each subaccount of the Separate Account, and may include fractional votes. Prior to the Annuity Income Date, an Owner holds a voting interest in each subaccount to which the Contract Value is allocated. After the Annuity Income Date, the Annuitant has a voting interest in each subaccount from which variable annuity payments are made.

  For each Owner, the number of votes attributable to a subaccount will be determined by dividing the Contract Value attributable to that Owner's Contract in that subaccount by the net asset value per share of the portfolio in which that subaccount invests. For each Annuitant, the number of votes attributable to a subaccount will be determined by dividing the liability for future variable annuity payments to be paid from that subaccount by the net asset value per share of the portfolio in which that subaccount invests. This liability for future payments is calculated on the basis of the mortality assumptions, the 3.0% assumed investment rate used in determining the number of annuity units of that subaccount credited to the Annuitant's Contract and annuity unit value of that subaccount on the date that the number of votes is determined. As variable annuity payments are made to the Annuitant, the liability for future payments decreases as does the number of votes.

  The number of votes available to an Owner or Annuitant will be determined as of the date coincident with the date established by the portfolio for determining shareholders eligible to vote at the relevant meeting of the portfolio's shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established for the portfolio. Each Owner or Annuitant having a voting interest in a subaccount will receive proxy materials and reports relating to any meeting of shareholders of the portfolio in which that subaccount invests.

  Portfolio shares as to which no timely instructions are received and shares held by us in a subaccount as to which no Owner or Annuitant has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes eligible to be cast on a matter.


                                COMPANY HOLIDAYS

  We are closed on the following holidays: New Years Day, Civil Rights Day (Martin Luther King Day), President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, Day After Thanksgiving and Christmas Day. Holidays which fall on a Saturday will be recognized on the previous Friday. Holidays which fall on a Sunday will be recognized on the following Monday.


                              FINANCIAL STATEMENTS

  The audited Statutory Financial Statements of the Company as of December 31, 1995 and 1994 and for the years ended December 31, 1995, 1994, and 1993 as well as the Independent Auditors' Report appear in the Statement of Additional Information to Post-Effective Amendment No. 2 to the Separate Account's registration statement filed on April 29, 1996 with the SEC and are incorporated by reference in the Statement of Additional Information to this registration statement. The financial statements for the Separate Account as of December 31, 1995 as well as the Auditor's Report also appear in the Statement of Additional Information to Post-Effective Amendment No. 2 to the Separate Account's registration statement filed on April 29, 1996 with the SEC and are incorporated by reference in the Statement of Additional Information to this registration statement.

  The unaudited statutory financial statements of the Company as of September 30, 1996 are contained in the Statement of Additional Information dated the same date as this prospectus. The unaudited financial statements of the Separate Account as of September 30, 1996 are also contained in this Statement of Additional Information.


YOUR RIGHT TO LOOK TO A DELAWARE BANK OR TRUST COMPANY FOR PAYMENT ON ANY INSURANCE POLICY IS LIMITED BY LAW. INSURANCE POLICIES ISSUED BY THE SUBSIDIARIES OR DIVISIONS OF DELAWARE BANKS OR TRUST COMPANIES ARE NOT DIRECT LIABILITIES OF SUCH BANKS OR TRUST COMPANIES. ONLY THE ASSETS OF THE INSURANCE DIVISION OR SUBSIDIARY ISSUING A POLICY ARE APPLICABLE TO THE PAYMENT AND SATISFACTION OF SUCH POLICY OR CLAIMS MADE THEREUNDER.

INSURANCE POLICIES ISSUED BY A SUBSIDIARY OR DIVISION OF A DELAWARE BANK OR TRUST COMPANY ARE NOT BANK DEPOSITS AND ARE NOT FDIC INSURED.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

                                                                      Page
ADDITIONAL CONTRACT PROVISIONS                                          3
         The Contract                                                   3
         Incontestability                                               3
         Misstatement of Age or Sex                                     3
         Participation                                                  3
         Assignment                                                     3

DISTRIBUTION OF THE CONTRACTS                                           3

CALCULATION OF YIELDS AND TOTAL RETURNS                                 3
         Money Market Subaccount Yields                                 3
         Other Subaccount Yields                                        4
         Average Annual Total Returns                                   5
         Effect of the Annual Contract Fee on Performance Data         12

VARIABLE ANNUITY PAYMENTS                                              12
         Assumed Investment Rate                                       12
         Amount of Variable Annuity Payments                           12
         Annuity Unit Value                                            13

LEGAL MATTERS                                                          13
EXPERTS                                                                13
OTHER INFORMATION                                                      14
FINANCIAL STATEMENTS                                                   14

If you would like a free copy of the Statement of Additional Information for this prospectus, please fill out this form and mail it to Citicorp Life Insurance Company, 800 Silver Lake Boulevard, P.O. Box 7031, Dover, Delaware 19903.

       Please send a copy of the Statement of Additional Information pertaining to the Citicorp Life Insurance Company Variable Annuity and the Citicorp Life Variable Annuity Separate Account to:

       Name:_______________________________________________________________

       Mailing Address:____________________________________________________
                       ____________________________________________________
                       ____________________________________________________

                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION

                                  STATEMENT OF
                             ADDITIONAL INFORMATION




                         Citicorp Life Insurance Company
                            800 Silver Lake Boulevard
                                  P.O. Box 7031
                                 Dover, DE 19903
                                 (800) 497-4857









                             CITICORP LIFE VARIABLE
                            ANNUITY SEPARATE ACCOUNT

                           INDIVIDUAL FLEXIBLE PREMIUM
                       DEFERRED VARIABLE ANNUITY CONTRACT



                                February 3, 1997

                       STATEMENT OF ADDITIONAL INFORMATION

                         Citicorp Life Insurance Company
                            800 Silver Lake Boulevard
                                  P.O. Box 7031
                                 Dover, DE 19903
                                 (800) 497-4857

                 CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

  This Statement of Additional Information contains information in addition to the information described in the Prospectus for the flexible premium deferred variable annuity contract (the "Contract") offered by Citicorp Life Insurance Company ("we", "our" and "us"). This Statement of Additional Information is not a prospectus, and it should be read only in conjunction with the prospectuses for the Contract, the Landmark VIP Funds, the Variable Annuity Portfolios, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the AIM Variable Insurance Funds, Inc. and the MFS Variable Insurance Trust. The Prospectus for the Contract is dated the same as this Statement of Additional Information. You may obtain a copy of the prospectuses by writing or calling us at our address or phone number shown above.

                                                              February 3, 1997

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS
                                                                     Page

ADDITIONAL CONTRACT PROVISIONS                                         3

         The Contract                                                  3
         Incontestability                                              3
         Misstatement of Age or Sex                                    3
         Participation                                                 3
         Assignment                                                    3

DISTRIBUTION OF THE CONTRACTS                                          3

CALCULATION OF YIELDS AND TOTAL RETURNS                                3

         Money Market Subaccount Yields                                3
         Other Subaccount Yields                                       4
         Average Annual Total Returns                                  5
         Effect of the Annual Contract Fee on Performance Data        12

VARIABLE ANNUITY PAYMENTS                                             12

         Assumed Investment Rate                                      12
         Amount of Variable Annuity Payments                          12
         Annuity Unit Value                                           13

LEGAL MATTERS                                                         13

EXPERTS                                                               13

OTHER INFORMATION                                                     14

FINANCIAL STATEMENTS                                                  14

                         ADDITIONAL CONTRACT PROVISIONS

The Contract

  The application, endorsements and all other attached papers are part of the Contract. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

Incontestability

  We will not contest the Contract.

Misstatement of Age or Sex

  If the age or sex (if applicable) of the payee has been misstated, the amount which will be paid is that which the proceeds would have purchased at the correct age and sex (if applicable).

Participation

  The Contract does not participate in our divisible surplus.

Assignment

  Upon written notice to us, you may assign your rights under this Contract. We assume no responsibility for the validity of any such assignment. Assignments will not apply to any payments or actions taken prior to the time it is recorded by us.


                          DISTRIBUTION OF THE CONTRACTS

  The Landmark Funds Broker-Dealer Services, Inc. acts as the principal underwriter and distributor of the Contract, pursuant to an Underwriting Agreement with us. Applications for the Contracts are solicited by agents who are licensed by applicable state insurance authorities to sell our variable annuity contracts and who are also licensed representatives of Citicorp Insurance Services, Inc. which entered into a selling agreement with the Landmark Funds Broker-Dealer Services, Inc.

  The Landmark Funds Broker-Dealer Services, Inc. is an indirect wholly owned subsidiary of Citicorp and an affiliate of Citicorp Life Insurance Company. For fiscal year 1995, no underwriting commissions were paid to, or retained by, The Landmark Funds Broker-Dealer Services, Inc.


                     CALCULATION OF YIELDS AND TOTAL RETURNS

  From time to time, we may disclose yields, total returns, and other performance data pertaining to the Contracts for a subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC. Because of the fees and charges assessed under the Contract, the yield for each subaccount will be lower than the yield for the investment portfolio supporting that subaccount. The calculation of yields, total returns and other performance data do not reflect the effect of any premium tax that may be applicable. Most states and political subdivisions do not assess premium taxes; however, where state premium taxes are assessed, we will deduct the amount of the tax due from each payment at rates ranging from a minimum of 0.5% to a maximum of 3.5% of such payment at the time annuity payments begin. Premium taxes levied by political subdivisions, generally at rates of less than 1.00%, will be deducted in the same manner.

Money Market Subaccount Yields

  From time to time, advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the MFS Money Market Series or on that portfolio's securities

  This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of 1 unit of the Money Market Subaccount at the beginning of the period, dividing such net change in subaccount value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in subaccount value reflects: 1) net income from the portfolio attributable to the hypothetical account; and 2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: 1) the annual contract fee; 2) the mortality and expense risk charge; and (3) the asset-based administration charge. For purposes of calculating current yields for a Contract, an average per unit contract fee is used based on the $30 annual contract fee deducted at the end of each Contract Year. Current Yield is calculated according to the following formula:

         Current Yield = ((NCS - ES)/UV) X (365/7)

Where:

          NCS     = the net change in the value of the MFS Money Market Series
                    (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

          ES      = per unit expenses attributable to the hypothetical account for the seven-day period.

          UV      = the unit value for the first day of the seven-day period.

  The seven-day Effective Yield is calculated by compounding the unannualized base period return according to the following formula:

          Effective Yield = (1 + ((NCS-ES)/UV)) 365/7 - 1

Where:

          NCS      = the net change in the value of the MFS Money Market Series
                    (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

          ES       = per unit expenses attributable to the hypothetical account for the seven-day period.

          UV       = the unit value for the first day of the seven-day period.

  Based on the method of calculation described above, the Current Yield and Effective Yield on amounts held in the MFS Money Market Subaccount for the seven-day period ending September 30, 1996 were:

                    Current Yield - 3.29%

                    Effective Yield - 3.34%

  The current and effective yields on amounts held in this subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the MFS Money Market Series, the types and quality of portfolio securities held by the MFS Money Market Series and the MFS Money Market Series' operating expenses. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

  Yield calculations do not take into account the surrender charge under the Contract equal to a maximum of 7% of the amount of purchase payments withdrawn for certain withdrawals. During each Contract Year, up to 10% of all purchase payments, less any prior withdrawal of purchase payments, may be withdrawn without the imposition of a surrender charge.

Other Subaccount Yields

  From time to time, sales literature or advertisements may quote the current annualized yield of the Bond Subaccount for a Contract for 30-day or one-month periods. The annualized yield generated by the Bond Subaccount refers to income generated by the subaccount during a 30-day or one-month period and is assumed to be generated each 30-day or one month period over a 12-month period.

  The yield is computed by: 1) dividing the net investment income of the portfolio attributable to the subaccount units less subaccount expenses for the period; by 2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by 3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. Expenses attributable to the subaccount include the annual contract fee, the asset-based administration charge and the mortality and expense risk charge. The yield calculation assumes a contract fee of $30 per year per Contract deducted at the end of each Contract Year for Contracts with less than $25,000 of Contract Value. For purposes of calculating the 30-day or one-month yield, an average contract fee based on the average Contract Value in the Separate Account is used to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

         Yield = 2 X (((NI - ES)/(U X UV)) + 1)6 - 1)

Where:

          NI      = net income of the portfolio for the 30-day or one-month
                    period attributable to the subaccount's units.

          ES      = expenses of the subaccount for the 30-day or one-month
                    period.

          U       = the average number of units outstanding.

          UV      = the unit value at the close (highest) of the last day in the 30-day or one-month period.

  Based on the method of calculation described above, for the thirty-day period ending September 30, 1996, the yield for the Bond Subaccount was:

                    Yield = N/A

  The yield on the amounts held in the Bond Subaccount normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Bond Subaccount's actual yield is affected by the types and quality of securities held by the MFS Bond Series and that portfolio's operating expenses.

         Yield calculations do not take into account the surrender charge under the Contract equal to a maximum of 7% of the amount of purchase payments withdrawn for certain withdrawals. During each Contract Year, up to 10% of all purchase payments, less any prior withdrawal of purchase payments, may be withdrawn without the imposition of a surrender charge.

Average Annual Total Returns

  From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the subaccounts for various periods of time.

  When a subaccount or portfolio has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

  Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

  Standard average annual total returns are calculated using subaccount unit values which we calculate on each Valuation Day based on the performance of the subaccount's underlying portfolio, the deductions for the mortality and expense risk charge, the deductions for the asset-based administration charge and the annual contract fee. The calculation assumes that the contract fee is $30 per year per Contract deducted at the end of each Contract Year for Contracts with less than $25,000 of Contract Value. For purposes of calculating average annual total return, an average per-dollar per-day contract fee attributable to the hypothetical account for the period is used. The calculation also assumes surrender of the Contract at the end of the period for the return quotation. Total returns will therefore reflect a deduction of the surrender charge for any period less than five years since the date of the purchase payment being withdrawn. The total return is calculated according to the following formula:

          TR        = ((ERV/P)1/N) - 1

Where:

          TR = the average annual total return net of subaccount recurring charges.

          ERV = the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

          P         = a hypothetical initial payment of $1,000.

          N         = the number of years in the period.

  Based on the method of calculation described above, the Standardized Average Annual Total Returns for the Subaccounts for the periods ending September 30, 1996 were:

---------------------------------------------------------------------------------------------------------------------
                                              Subaccount Standardized
                                         Average Annual Total Return Table
---------------------------------------------------------------------------------------------------------------------
                                                                                                     For the period
                                                                     For the       For the 5-year    from inception
Subaccount (date of inception of corresponding portfolio)        one-year period    period ending      to 9/30/96
                                                                  ending 9/30/96       9/30/96
---------------------------------------------------------------- ----------------- ---------------- -----------------
LANDMARK VIP FUNDS
   U.S. Government Fund (3/10/95)                                     -3.31%             N/A             -0.90%
   Balanced Fund (3/10/95)                                             5.18%             N/A              6.65%
   Equity Fund (3/10/95)                                              12.72%             N/A             12.74%
   International Equity Fund (3/10/95)                                -3.28%             N/A             -0.15%
VARIABLE ANNUITY PORTFOLIOS
   CitiSelectSM VIP Folio 200 (11/25/96)                               N/A               N/A              N/A
   CitiSelectSM VIP Folio 300 (11/25/96)                               N/A               N/A              N/A
   CitiSelectSM VIP Folio 400 (11/25/96)                               N/A               N/A              N/A
   CitiSelectSM VIP Folio 500 (11/25/96)                               N/A               N/A              N/A
   Landmark Small Cap Equity VIP                                      60.96%             N/A             66.76%
   Fund (11/25/96)a
AIM VARIABLE INSURANCE FUNDS, INC.
   Capital Appreciation Fund (5/05/93)                                 4.51%             N/A             18.37%
   Government Securities Fund (5/05/93)                               -3.21%             N/A              1.60%
   Growth Fund (5/05/93)                                               4.25%             N/A             12.97%
   International Equity Fund (5/05/93)                                 8.64%             N/A             10.98%
   Value Fund (5/05/93)                                               -1.50%             N/A             14.83%
   Growth and Income Fund (5/02/94)                                    6.29%             N/A             14.90%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
   Growth Portfolio (10/9/86)                                          0.44%            15.25%           13.35%
   High Income Portfolio (9/19/85)                                     6.88%            13.92%           10.48%
   Equity Income Portfolio (10/9/86)                                   6.08%            15.94%           11.44%
   Overseas Fund (1/28/87)                                             2.94%             6.70%            6.05%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
   Contrafund Portfolio (1/03/95)                                      4.34%             N/A             23.19%
   Index 500 Portfolio (8/27/92)                                      12.02%             N/A             13.54%
MFS VARIABLE INSURANCE TRUST
   World Governments Series (6/14/94)                                 -1.93%             N/A              3.53%
   Money Market Series (1/03/95)                                      -2.44%             N/A             -0.25%
   Bond Series (10/24/95)                                              N/A               N/A             -6.66%
   Total Return Series (1/03/95)                                       7.32%             N/A             14.70%
   Research Series (7/26/95)                                          15.50%             N/A             16.50%
   Emerging Growth Series (7/24/95)                                   19.88%             N/A             24.66%

--------------------------------------------------------------------------------------------------------------------

   a. For this subaccount, the information is so-called "synthetic" performance data. As of 9/30/96, the underlying portfolio for this subaccount either had less than one year of actual performance data, or had not commenced operations, so no historical performance data exists for the actual portfolio in which this subaccount will invest. However, the investment advisor for this portfolio manages another comparable mutual fund portfolio
   (Landmark Small Cap Equity Fund); although this comparable portfolio is not the actual portfolio in which the
   Separate Account will invest, it has the same investment objectives, and uses the same investment strategies and techniques as are contemplated for the actual portfolio in which the Separate Account will invest. The figures represent what the investment performance of this subaccount would have been IF this subaccount had been in existence since the inception of the comparable portfolio and IF this subaccount had been invested in that portfolio. Since the subaccount will not invest in this comparable portfolio, these are not actual performance figures for the applicable subaccount. These are "synthetic" average annual total return figures which represent the performance of the comparable portfolio (which is NOT available under the Contract).

      The data presented may not necessarily be an indicator of future performance. The "synthetic" data is based on the actual performance and expenses of the comparable portfolio, adjusted to reflect the Surrender Charge,
   Mortality and Expense Risk Charge, Administrative Expense Charge and the Annual Contract Fee.

  We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

          CTR      = (ERV/P) - 1

Where:

          CTR     = The cumulative total return net of subaccount recurring
                    charges for the period.

          ERV     = The ending redeemable value of the hypothetical investment at the end of the period.

          P       = A hypothetical single payment of $1,000.

         Based on the method of calculation described above, the Cumulative Total Returns for the Subaccounts for the periods ending September 30, 1996 were:

---------------------------------------------------------------------------------------------------------------------
                                              Subaccount Standardized
                                           Cumulative Total Return Table
---------------------------------------------------------------------------------------------------------------------
                                                                                                     For the period
                                                                     For the       For the 5-year    from inception
Subaccount (date of inception of corresponding portfolio)        one-year period    period ending      to 9/30/96
                                                                  ending 9/30/96       9/30/96
---------------------------------------------------------------- ----------------- ---------------- -----------------
LANDMARK VIP FUNDS
   U.S. Government Fund (3/10/95)                                     -3.31%             N/A             -1.40%
   Balanced Fund (3/10/95)                                             5.18%             N/A             10.60%
   Equity Fund (3/10/95)                                              12.72%             N/A             20.64%
   International Equity Fund (3/10/95)                                -3.28%             N/A             -0.23%
VARIABLE ANNUITY PORTFOLIOS
   CitiSelect VIP Folio 200 (11/25/96)                                 N/A               N/A              N/A
   CitiSelect VIP Folio 300 (11/25/96)                                 N/A               N/A              N/A
   CitiSelect VIP Folio 400 (11/25/96)                                 N/A               N/A              N/A
   CitiSelect VIP Folio 500 (11/25/96)                                 N/A               N/A              N/A
   Landmark Small Cap Equity VIP                                      60.96%             N/A             92.39%
   Fund (11/25/96)a
AIM VARIABLE INSURANCE FUNDS, INC.
   Capital Appreciation Fund (5/05/93)                                 4.51%             N/A             77.65%
   Government Securities Fund (5/05/93)                               -3.21%             N/A              5.56%
   Growth Fund (5/05/93)                                               4.25%             N/A             51.54%
   International Equity Fund (5/05/93)                                 8.64              N/A             42.64%
   Value Fund (5/05/93)                                               -1.50%             N/A             60.23%
   Growth and Income Fund (5/02/94)                                    6.29%             N/A             39.89%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
   Growth Portfolio (10/9/86)                                          0.44%           103.32%          249.28%
   High Income Portfolio (9/19/85)                                     6.88%            91.85%          200.38%
   Equity Income Portfolio (10/9/86)                                   6.08%           109.48%          194.97%
   Overseas Fund (1/28/87)                                             2.94%            38.31%           76.60%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
   Contrafund Portfolio (1/03/95)                                      4.34%             N/A             43.82%
   Index 500 Portfolio (8/27/92)                                      12.02%             N/A             68.23%
MFS VARIABLE INSURANCE TRUST
   World Governments Series (6/14/94)                                 -1.93%             N/A              8.31%
   Money Market Series (1/03/95)                                      -2.44%             N/A             -0.44%
   Bond Series (10/24/95)                                              N/A               N/A             -6.26%
   Total Return Series (1/03/95)                                       7.32%             N/A             27.00%
   Research Series (7/26/95)                                          15.50%             N/A             19.81%
   Emerging Growth Series (7/24/95)                                   19.88%             N/A             29.96%
---------------------------------------------------------------- ----------------- ---------------- -----------------
a. This is "synthetic" data.  See footnote "a" of the "Subaccount Standardized Average Annual Total Return Table."
---------------------------------------------------------------------------------------------------------------------


  From time to time, sales literature or advertisements may also quote average annual total returns and cumulative total returns that do not reflect the surrender charge or the Annual Contract Fee. These are calculated in exactly the same way as the standardized average annual total returns and standardized cumulative total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered or withdrawn or the payment of the annual contract fee.

         Based on this non-standardized method of calculation, the Non-Standardized Average Total Returns and Non-Standardized Cumulative Total Returns for the Subaccounts for the periods ending September 30, 1996 were:

---------------------------------------------------------------------------------------------------------------------
                                            Subaccount Non-Standardized
                                         Average Annual Total Return Table
---------------------------------------------------------------------------------------------------------------------
                                                                 For the period     For the 5-year    For the period
Subaccount (date of inception of corresponding portfolio)        one-year period    period ending     from inception
                                                                  ending 9/30/96       9/30/96         to 9/30/96
---------------------------------------------------------------- ----------------- ---------------- -----------------
LANDMARK VIP FUNDS
   U.S. Government Fund (3/10/95)                                      2.23%             N/A              2.70%
   Balanced Fund (3/10/95)                                            11.21%             N/A             10.53%
   Equity Fund (3/10/95)                                              19.18%             N/A             16.84%
   International Equity Fund (3/10/95)                                 2.26%             N/A              3.48%
VARIABLE ANNUITY PORTFOLIOS
   CitiSelect VIP Folio 200 (11/25/96)                                 N/A               N/A              N/A
   CitiSelect VIP Folio 300 (11/25/96)                                 N/A               N/A              N/A
   CitiSelect VIP Folio 400 (11/25/96)                                 N/A               N/A              N/A
   CitiSelect VIP Folio 500 (11/25/96)                                 N/A               N/A              N/A
   Landmark Small Cap Equity VIP                                      70.18%             N/A             74.20%
   Fund (11/25/96)a
AIM VARIABLE INSURANCE FUNDS, INC.
   Capital Appreciation Fund (5/05/93)                                10.50%             N/A             19.67%
   Government Securities Fund (5/05/93)                                2.34%             N/A              2.72%
   Growth Fund (5/05/93)                                              10.22%             N/A             14.22%
   International Equity Fund (5/05/93)                                14.87%             N/A             12.21%
   Value Fund (5/05/93)                                                4.14%             N/A             16.10%
   Growth and Income Fund (5/02/94)                                   12.38%             N/A             17.14%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
   Growth Portfolio (10/9/86)                                          6.19%            15.27%           13.37%
   High Income Portfolio (9/19/85)                                    13.01%            13.94%           10.50%
   Equity Income Portfolio (10/9/86)                                  12.16%            15.96%           11.47%
   Overseas Fund (1/28/87)                                             8.83%             6.72%            6.07%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
   Contrafund Portfolio (1/03/95)                                     10.32%             N/A             27.20%
   Index 500 Portfolio (8/27/92)                                      18.44%             N/A             14.33%
MFS VARIABLE INSURANCE TRUST
   World Governments Series (6/14/94)                                  3.69%             N/A              5.65%
   Money Market Series (1/03/95)                                       3.16%             N/A              3.00%
   Bond Series (10/24/95)                                              N/A               N/A              0.07%
   Total Return Series (1/03/95)                                      13.47%             N/A             18.44%
   Research Series (7/26/95)                                          22.12%             N/A             22.12%
   Emerging Growth Series (7/24/95)                                   26.75%             N/A             30.65%
---------------------------------------------------------------------------------------------------------------------
a. This is "synthetic" data.  See footnote "a" of the "Subaccount Standardized Average Annual Total Return Table."
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            Subaccount Non-Standardized
                                           Cumulative Total Return Table
---------------------------------------------------------------------------------------------------------------------
                                                                                                      For the period
                                                                     For the       For the 5-year    from inception
Subaccount (date of inception of corresponding portfolio)        one-year period    period ending      to 9/30/96
                                                                  ending 9/30/96       9/30/96
---------------------------------------------------------------- ----------------- ---------------- -----------------
LANDMARK VIP FUNDS
   U.S. Government Fund (3/10/95)                                      2.23%             N/A              4.26%
   Balanced Fund (3/10/95)                                            11.21%             N/A             16.96%
   Equity Fund (3/10/95)                                              19.18%             N/A             27.57%
   International Equity Fund (3/10/95)                                 2.26%             N/A              5.50%
VARIABLE ANNUITY PORTFOLIOS
   CitiSelect VIP Folio 200 (11/25/96)                                 N/A               N/A              N/A
   CitiSelect VIP Folio 300 (11/25/96)                                 N/A               N/A              N/A
   CitiSelect VIP Folio 400 (11/25/96)                                 N/A               N/A              N/A
   CitiSelect VIP Folio 500 (11/25/96)                                 N/A               N/A              N/A
   Landmark Small Cap Equity VIP                                      70.18%             N/A            103.42%
   Fund (11/25/96)a
AIM VARIABLE INSURANCE FUNDS, INC.
   Capital Appreciation Fund (5/05/93)                                10.50%             N/A             84.42%
   Government Securities Fund (5/05/93)                                2.34%             N/A              9.58%
   Growth Fund (5/05/93)                                              10.22%             N/A             57.32%
   International Equity Fund (5/05/93)                                14.87%             N/A             48.07%
   Value Fund (5/05/93)                                                4.14%             N/A             66.33%
   Growth and Income Fund (5/02/94)                                   12.38%             N/A             46.55%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
   Growth Portfolio (10/9/86)                                          6.19%           103.54%          250.02%
   High Income Portfolio (9/19/85)                                    13.01%            92.05%          201.09%
   Equity Income Portfolio (10/9/86)                                  12.16%           109.70%          195.60%
   Overseas Fund (1/28/87)                                             8.83%            38.46%           76.96%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
   Contrafund Portfolio (1/03/95)                                     10.32%             N/A             52.09%
   Index 500 Portfolio (8/27/92)                                      18.44%             N/A             73.05%
MFS VARIABLE INSURANCE TRUST
   World Governments Series (6/14/94)                                  3.69%             N/A             13.47%
   Money Market Series (1/03/95)                                       3.16%             N/A              5.28%
   Bond Series (10/24/95)                                              N/A               N/A              0.06%
   Total Return Series (1/03/95)                                      13.47%             N/A             34.29%
   Research Series (7/26/95)                                          22.12%             N/A             26.68%
   Emerging Growth Series (7/24/95)                                   26.75%             N/A             37.42%
---------------------------------------------------------------- ----------------- ---------------- -----------------
a. This is "synthetic" data.  See footnote "a" of the "Subaccount Standardized Average Annual Total Return Table."
---------------------------------------------------------------------------------------------------------------------

  Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed.

  In advertising and sales literature, the performance of each subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or mutual fund portfolios with investment objectives similar to each of the subaccounts. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Services ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

  Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

  Advertising and sales literature may also compare the performance of each subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deductions" for the expenses of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

  Comparison may also report other information including the effect of tax-deferred compounding on a subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio's investment experience is positive.

Effect of the Annual Contract Fee on Performance Data

  The Contract provides for a $30 annual contract fee to be deducted annually at the end of each Contract Year from the Accounts based on the proportion of the Contract Value invested in each such Account. For purposes of reflecting the contract fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Contract Value of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated. This fee is waived for Contracts having a Contract Value of at least $25,000 or if, during the Contract Year, purchase payments of at least $2,500 ($2,000 for Qualified Contracts), exclusive of the initial purchase payment, are paid.


                            VARIABLE ANNUITY PAYMENTS

Assumed Investment Rate

  The discussion concerning the amount of variable annuity payments which follows is based on an assumed investment rate of 3.0% per year. The assumed net investment rate is used merely in order to determine the first monthly payment per thousand dollars of applied value. This rate does not bear any relationship to the actual net investment experience of the Separate Account or of any subaccount.

Amount of Variable Annuity Payments

  The amount of the first variable annuity payment is determined by dividing the Contract Value on the Annuity Income Date by 1,000 and multiplying the result by the appropriate factor in the annuity tables provided in the Contract. These tables are based upon the 1983 IAM Tables (promulgated by the Society of Actuaries). The appropriate factor is based on the annual net investment return of 3.0%. The amount of each payment will depend on the age of the Annuitant(s) at the time the first payment is due, and the sex of the Annuitant(s), unless otherwise required by law.

  The dollar amount of the second and subsequent variable annuity payments will vary and is determined by multiplying the number of subaccount annuity units by the subaccount annuity unit value as of a date no earlier than the fifth Valuation Day preceding the date the payment is due. The number of such units will remain fixed during the annuity period, assuming you or the Annuitant, if you are deceased, make no exchanges of annuity units for annuity units of another subaccount or to provide a fixed annuity payment. Once every 3 months after annuity payments have commenced, the Annuitant may elect in writing, to transfer among any subaccounts. After the Annuity Income Date, no transfers may be made between the subaccounts and the Fixed Account.

   The annuity unit value will increase or decrease from one payment to the next in proportion to the net investment return of the subaccount or subaccounts supporting the variable annuity payments, less an adjustment to neutralize the 3.0% assumed net invest-ment rate referred to above. Therefore, the dollar amount of annuity payments after the first will vary with the amount by which the net investment return of the appropriate subaccounts is greater or less than 3.0% per year. For example, for a Contract using only one subaccount to generate variable annuity payments, if that subaccount has a cumulative net investment return of 5% over a one year period, the first annuity payment in the next year will be approximately 2% greater than the payment on the same date in the preceding year. If such net investment return is 1% over a one year period, the first annuity payment in the next year will be approximately 2 percentage points less than the payment on the same date in the preceding year. (See also "Variable Annuity Payments" in the Prospectus.)

  Fixed annuity payments are determined at annuitization by multiplying the values allocated to the Fixed Account by a rate to be determined by Citicorp Life which is no less than the rate specified in the annuity tables in the Contract. The annuity payment will remain level for the duration of the annuity.

  The annuity payments will be made on the fifteenth day of each month. The annuity unit value used in calculating the amount of the variable annuity payments will be based on an annuity unit value determined as of the close of business on a day no earlier than the fifth Valuation Day preceding the date of the annuity payment.

Annuity Unit Value

  The annuity unit value is calculated at the same time that the value of an accumulation unit is calculated and is based on the same values for portfolio shares and other assets and liabilities. (See "Variable Contract Value" in the Prospectus.) The annuity unit value for each subaccount's first valuation period was set at $1.00. The annuity unit value for a subaccount is calculated for each subsequent Valuation Period by multiplying the subaccount annuity unit value on the preceding day by the product of 1 times 2 where:

          (1) is the subaccount's net investment factor on the Valuation Day the Annuity Unit Value is being calculated; and

          (2) is 0.999919 (which is the daily factor that will produce the 3.0% annual investment rate assumed in the annuity tables), adjusted by the number of days since the previous Valuation Day.

  The following illustration shows, by use of hypothetical example, the method of determining the annuity unit value.

                Illustration of Calculation of Annuity Unit Value

         1.   Net Investment Factor for period................  1.003662336

         2.   Adjustment for 3% Assumed Investment
              Rate............................................  0.999919016

         3.   2x1.............................................  1.003581055

         4.   annuity unit value, beginning of
              valuation period................................  10.743769

         5.   annuity unit value, end of valuation
              period (3x4)....................................  10.782243

                                  LEGAL MATTERS

  All matters relating to Arizona law pertaining to the Contracts, including the validity of the Contracts and our authority to issue the Contracts, have been passed upon by Richard M. Zuckerman, Associate General Counsel of the Company. Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                                     EXPERTS

  The statutory financial statements of Citicorp Life Insurance Company as of December 31, 1995 and 1994, and for each of the years in the three-year period ended December 31, 1995, and the financial statements for the Separate Account as of December 31, 1995, have been included herein and in the registration statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

  The report of KPMG Peat Marwick LLP covering the financial statements of Citicorp Life Insurance Company contains an explanatory paragraph which states that the financial statements are presented in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of Arizona. These practices differ in some respects from generally accepted accounting principles. The financial statements do not include any adjustments that might result from the differences.

                                OTHER INFORMATION

  A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS

  The audited Statutory Financial Statements of the Company as of December 31, 1995 and 1994 and for the years ended December 31, 1995, 1994, and 1993, as well as the Independent Auditor's Report appear in the Statement of Additional Information to Post-Effective Amendment No. 2 to the Separate Account's registration statement filed on April 29, 1996 with the SEC and are incorporated by reference in this Statement of Additional Information. The financial statements for the Separate Account as of December 31, 1995 as well as the Auditor's Report also appear in the Statement of Additional Information to Post-Effective Amendment No. 2 to the Separate Account's registration statement filed on April 29, 1996 with the SEC and are incorporated by reference in this Statement of Additional Information.

  The unaudited statutory financial statements of the Company as of September 30, 1996 are contained in this Statement of Additional Information. The unaudited financial statements of the Separate Account as of September 30, 1996 are also contained in this Statement of Additional Information.


                                          CITICORP LIFE INSURANCE COMPANY

                    Statutory Statement of Admitted Assets, Liabilities, and Capital and Surplus
                                                    (Unaudited)
                                                 September 30, 1996

---------------------------------------------------------------------------------------------------------------------
                                                  Admitted Assets
---------------------------------------------------------------------------------------------------------------------
Cash and investments - other than investments in insurance affiliates:
 Bonds                                                                                        $296,055,234
 Mortgage loans                                                                                  1,518,942
 Cash on hand and on deposit                                                                     2,901,741
 Short-term investments                                                                        151,413,622
 Real estate                                                                                    26,682,341
Investments in insurance affiliates                                                             45,143,660
-----------------------------------------------------------------------------------------------------------
Total cash and investments                                                                     523,715,540
Net deferred and uncollected premiums                                                            1,670,113
Due from reinsurers                                                                             16,460,138
Accrued investment income                                                                        4,558,690
Other assets                                                                                     2,688,472
Separate account assets                                                                          8,173,627
-----------------------------------------------------------------------------------------------------------
Total admitted assets                                                                         $557,266,580
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                        Liabilities and Capital and Surplus
-----------------------------------------------------------------------------------------------------------
Liabilities:
  Future policy benefits:
  Life insurance and annuities                                                                  78,839,887
  Accident and health insurance                                                                  1,351,375
 Supplementary contracts without life contingencies                                                10,210
 Policy and contract claims:
  Life insurance                                                                                 5,673,749
  Accident and health insurance                                                                 18,104,963
  General expenses due and accrued                                                               1,275,682
  Federal income taxes accrued                                                                  31,258,048
  Asset valuation reserve                                                                       23,525,005
  Interest maintenance reserve                                                                  10,076,120
  Other liabilities                                                                                442,732
  Separate account liabilities                                                                     390,631
-----------------------------------------------------------------------------------------------------------
Total liabilities                                                                              170,948,402
-----------------------------------------------------------------------------------------------------------
Commitments and contingencies

Capital and surplus:
 Capital stock - $1 par value per share; 5,000,000 shares                                        2,500,000
  authorized; 2,500,000 shares issued and outstanding
  Surplus:
   Paid-in                                                                                       3,399,878
   Assigned - separate account                                                                   7,448,560
   Unassigned                                                                                  372,969,740
-----------------------------------------------------------------------------------------------------------
Total capital and surplus                                                                      386,318,178
-----------------------------------------------------------------------------------------------------------
Total liabilities and capital and surplus                                                     $557,266,580
-----------------------------------------------------------------------------------------------------------


                         CITICORP LIFE INSURANCE COMPANY


                        Statutory Statement of Operations
                                   (Unaudited)
                     For the Period Ended September 30, 1996

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Revenues:
  Premiums and annuity considerations:
    Life insurance and annuities                                                               $ 41,453,262
    Accident and health insurance                                                                34,904,568
  Net investment income                                                                         105,635,920
  Amortization of interest maintenance reserve                                                    1,120,228
  Commissions and expense allowances on reinsurance ceded                                           197,759
  Other                                                                                            (10,947)
------------------------------------------------------------------------------------------------------------
Total revenues                                                                                  183,300,790
------------------------------------------------------------------------------------------------------------
Benefits and expenses:
   Death and other policy benefits:
      Life insurance and annuities                                                               26,424,503
      Accident and health insurance                                                               5,242,003
      Surrenders                                                                                  3,157,140
   Change in future policy benefits:
      Life insurance and annuities                                                               13,499,018
      Accident and health insurance                                                                  62,795
      Other                                                                                         (1,644)
  Other operating costs and expenses:
     Commissions                                                                                  7,432,921
     General insurance expenses                                                                  10,820,500
     Other                                                                                          327,837
     Net transfers to separate accounts                                                             383,410
------------------------------------------------------------------------------------------------------------
Total benefits and expenses                                                                      67,348,483
------------------------------------------------------------------------------------------------------------
Income from operations before federal income
   tax expense and net realized capital gains                                                   115,952,307
Federal income tax expense                                                                       19,826,521
------------------------------------------------------------------------------------------------------------
Income from operations before net realized capital gains                                         96,125,786
Net realized capital gains                                                                                0
------------------------------------------------------------------------------------------------------------
Net income                                                                                    $  96,125,786
------------------------------------------------------------------------------------------------------------

                         CITICORP LIFE INSURANCE COMPANY

                   Statutory Statement of Capital and Surplus
                                   (Unaudited)
                     For the Period Ended September 30, 1996

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Capital and surplus at beginning of year                                                      $ 349,380,153

Net income                                                                                       96,125,786

Net unrealized gain (loss) from revaluation of investments                                      (53,962,564)

Change in non-admitted assets
                                                                                                     67,037

Dividends on common stock                                                                                 0

Additional paid in capital                                                                        1,500,000

Adjustment for separate accounts seed money                                                      (7,126,269)

Change in surplus in separate accounts                                                              334,035
------------------------------------------------------------------------------------------------------------
Capital and surplus at end of period                                                          $ 386,318,178
------------------------------------------------------------------------------------------------------------

                         CITICORP LIFE INSURANCE COMPANY

                        Statutory Statement of Cash Flow
                                   (Unaudited)
                     For the Period Ended September 30, 1996

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Cash provided:
   From operations:
    Premiums and annuity considerations                                                       $  76,667,157
    Allowances and reserve adjustments received on
     reinsurance ceded                                                                              197,759
  Net investment income received                                                                108,107,679
  Other income received                                                                             (10,947)
  Life and accident and health claims, and other
       benefits paid                                                                            (34,210,804)
  Commissions, other expenses , and taxes paid                                                  (17,453,237)
  Net transfers to separate accounts                                                               (383,410)
  Federal income taxes paid                                                                     (21,765,790)
------------------------------------------------------------------------------------------------------------
Net cash from operations                                                                        111,148,407
------------------------------------------------------------------------------------------------------------
Proceeds from investments sold, matured or repaid:
  Bonds                                                                                          44,404,341
  Stocks                                                                                          1,600,000
  Mortgage loans                                                                                    516,152
  Other                                                                                                 730
------------------------------------------------------------------------------------------------------------
Total investment proceeds                                                                        46,521,223
------------------------------------------------------------------------------------------------------------
 Tax on capital gains                                                                                     0
 Other cash provided                                                                             12,963,956
------------------------------------------------------------------------------------------------------------
Total cash provided                                                                             170,633,586
------------------------------------------------------------------------------------------------------------
Cash applied:
      Cost of investments acquired - bonds                                                       63,280,030
      Cost of investments acquired - stocks                                                       6,620,267
      Cash dividends paid to stockholder                                                         16,000,000
      Other cash applied, net                                                                       980,590
------------------------------------------------------------------------------------------------------------
Total cash applied                                                                               86,880,887
------------------------------------------------------------------------------------------------------------
Net change in cash on hand and on deposit and
  short-term investments                                                                         83,752,699
Cash on hand and on deposit and short-term
  investments, beginning of year                                                                 70,562,664
------------------------------------------------------------------------------------------------------------
Cash on hand and on deposit and short-term
 investments, end of period                                                                   $ 154,315,363
------------------------------------------------------------------------------------------------------------

                         CITICORP LIFE INSURANCE COMPANY
                        VARIABLE ANNUITY SEPARATE ACCOUNT

                       STATEMENT OF NET ASSETS (Unaudited)

                               September 30, 1996

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                      Landmark                                   AIM                        MFS
                                        Landmark        U.S.        Landmark      Landmark       Cap.     Fidelity         World
                                         Equity        Gov't.     International   Balanced     Apprec.     Growth          Gov't.
                                       ------------  -----------  ------------   ----------   ---------   ----------    ----------
Net Assets:
  Investments in Landmark VIP
  Funds, AIM Variable Insurance
  Funds, Inc., Fidelity
  Investments Variable
  Insurance Products Fund,
  and MFS Variable Insurance
  Trust, at Market Value
  (See Schedule of Investments)          $1,285,107    1,119,294    4,300,624    1,219,279       91,920       89,851       67,765

  Payable to Citicorp Life
    Insurance Company                          --             37           18           50          193           74           37
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------

          Total Net Assets               $1,285,107    1,119,257    4,300,606    1,219,229       91,727       89,777       67,728

                                         ==========   ==========   ==========   ==========   ==========   ==========   ==========

Total Net Assets Represented By:
  Variable Annuity Cash Value
    Invested in Separate Account               --         68,142       45,723       41,166       91,727       89,777       67,728
  Citicorp Life Insurance Co. Equity      1,285,107    1,051,115    4,254,883    1,178,063         --           --           --
                                         ----------   ----------   ----------   ----------   ----------   ----------   ----------

          Total Net Assets
            Represented                  $1,285,107    1,119,257    4,300,606    1,219,229       91,727       89,777       67,728

                                         ==========   ==========   ==========   ==========   ==========   ==========   ==========


Total Units Held                               --         65,380       43,352       35,211       61,936       61,743       61,437
Accumulated Unit Value                   $     --           1.04         1.05         1.17         1.48         1.45         1.10

Cost of Investments                      $1,013,226    1,101,560    4,100,875    1,062,084       88,842       86,867       66,061

                                         ==========   ==========   ==========   ==========   ==========   ==========   ==========


                       See Notes to Financial Statements.

                         CITICORP LIFE INSURANCE COMPANY
                        VARIABLE ANNUITY SEPARATE ACCOUNT

                       STATEMENT OF OPERATIONS (Unaudited)
                  For the Nine Months Ended September 30, 1996


                                                        Landmark                                 AIM                        MFS
                                            Landmark      U.S.        Landmark      Landmark     Cap.        Fidelity      World
                                             Equity      Gov't.     International   Balanced    Apprec.       Growth       Gov't.
                                           ----------  -----------  -------------  ----------  ---------     ---------     ---------
Investment Income:

   Dividends                                $    997         --           4,020        1,030         --             429        --


 Expenses:

     Mortality & Expense Risk Fees              --            244            88          158          211           297         243

     Daily Administrative Charges               --             29            10           19           25            32          28
                                            --------     --------      --------     --------     --------      --------    --------

         Total Expenses                         --            273            98          177          236           329         271
                                            --------     --------      --------     --------     --------      --------    --------

         Net Investment Income (Loss)            997         (273)        3,922          853         (236)          100        (271)
                                            --------     --------      --------     --------     --------      --------    --------

 Realized and Unrealized Gain
     on Investments:

     Realized Gain on Sale of                   --              2             3           19           (9)           38           4
       Investments

     Net Unrealized Gain on Investments      136,589      (16,242)      127,768       69,703        3,078         2,113       1,704
                                            --------     --------      --------     --------     --------      --------    --------

         Net Gain on Investments             136,589      (16,240)      127,771       69,722        3,069         2,151       1,708
                                            --------     --------      --------     --------     --------      --------    --------

 Increase in Net Assets Resulting
     From Operations                        $137,586      (16,513)      131,693       70,575        2,833         2,251       1,437

                                            ========     ========      ========     ========     ========      ========    ========

                       See Notes to Financial Statements.


                         CITICORP LIFE INSURANCE COMPANY
                        VARIABLE ANNUITY SEPARATE ACCOUNT

                 STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
                  For the Nine Months Ended September 30, 1996

                                                        Landmark                                 AIM                        MFS
                                            Landmark      U.S.        Landmark      Landmark     Cap.        Fidelity      World
                                             Equity      Gov't.     International   Balanced    Apprec.       Growth       Gov't.
                                           ----------  -----------  -------------  ----------  ---------     ---------     --------
 Increase (Decrease) in Net Assets
   Operations:

   Net Investment Income (Loss)        $      997         (273)        3,922          853          (236)          100          (271)

   Realized Gain on Sale of                  --              2             3           19            (9)           38             4
Investments
   Change in Unrealized Appreciation
     of Investments                       136,589      (16,242)      127,768       69,703         3,078         2,113         1,704
                                       ----------   ----------    ----------   ----------    ----------    ----------    ----------
   Increase in Net Assets Resulting
     From Operations                      137,586      (16,513)      131,693       70,575         2,833         2,251         1,437
                                       ----------   ----------    ----------   ----------    ----------    ----------    ----------


 Capital Transactions:

   Contract Deposits                         --         66,291        45,994       34,368        88,894        81,572        66,291
   Annual Administrative Fees                --           --            --            (14)         --             (16)         --
                                       ----------   ----------    ----------   ----------    ----------    ----------    ----------
    Increase in Net Assets Resulting
      From Capital Transactions              --         66,291        45,994       34,354        88,894        81,556        66,291
                                       ----------   ----------    ----------   ----------    ----------    ----------    ----------

 Total Increase in Net Assets             137,586       49,778       177,687      104,929        91,727        83,807        67,728
 Net Assets, at Beginning of Period     1,147,521    1,069,479     4,122,919    1,114,300          --           5,970          --
                                       ----------   ----------    ----------   ----------    ----------    ----------    ----------

 Net Assets, at End of Period          $1,285,107    1,119,257     4,300,606    1,219,229        91,727        89,777        67,728

                                       ==========   ==========    ==========   ==========    ==========    ==========    ==========

                       See Notes to Financial Statements.

                         CITICORP LIFE INSURANCE COMPANY

                        VARIABLE ANNUITY SEPARATE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 1996


1.       History

The Variable Annuity Separate Account (the "Account") is a separate investment account maintained under the provisions of Arizona Insurance Law by Citicorp Life Insurance Company (the "Company"), a subsidiary of Citibank Delaware. The Account operates as a unit investment trust registered under the Investment Company act of 1940, as amended, and supports the operations of the Company's individual flexible premium deferred variable annuity contracts (the "contracts"). The Account invests in portfolios of the Landmark VIP Funds, the AIM Variable Insurance Funds, Inc., the Fidelity Investments Variable Insurance Products Fund and the MFS Variable Insurance Trust (the "Funds"). The available portfolios of the Landmark VIP Funds include the Landmark VIP Equity Fund, the Landmark VIP U.S. Government Fund, the Landmark VIP International Equity Fund and the Landmark VIP Balanced Fund. The AIM V.I. Capital Appreciation Fund of the AIM Variable Insurance Funds, Inc., the Growth Portfolio of the Fidelity Investments Variable Insurance Products Fund, the MFS Money Market Series and the MFS World Governments Series of the MFS Variable Insurance Trust are also available for investment.

The account had no assets or operations until June 5, 1995, when the initial investment was made. On June 12, 1995 the Company transferred $7,000,000 from its general funds to provide initial capital in the Landmark Variable Insurance Products Funds.

The assets of the Account are the property of the Company. The portion of the Account's assets applicable to the contracts are not chargeable with liabilities arising out of any other business conducted by the Company.

In addition to the Account, a contract owner may also allocate funds to the General Account, which is part of the Company's general account. Amounts allocated to the General Account are credited with a guaranteed rate for one year. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940.

2.       Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation - The investment in the Fund is stated at market value which is the net asset value of each of the respective series as determined at the close of business on the last working day of the period by the Fund.

B. Accounting for Investments - Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes - The Company is taxed under federal law as a life insurance company. The Account is part of the Company's total operations and is not taxed separately. Under existing law, no taxes are payable on investment income and realized capital gains of the Account.

3.       Contract Charges

Daily charges for mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and are equivalent on an annual basis to 1.25% of the value of the contracts.

An annual contract fee of $30 is assessed against each contract on its anniversary date by surrendering units. Daily charges for administrative expenses are assessed through the daily unit value calculation and are equivalent on an annual basis to 0.15% of the value of the contracts.

The contracts provide that in the event that a contract owner withdraws all or a portion of the contract value within five contract years there will be assessed a deferred sales charge. The deferred sales charge is based on a table of charges of which the maximum charge is currently 7% of the contract value. During each contract year, up to 10% of purchase payments less any prior withdrawal of purchase payments may be withdrawn without a deferred sales charge.

Premium taxes may be applicable, depending on the laws of various jurisdictions. Various states and other governmental entities levy a premium tax on annuity contracts issued by insurance companies.

4.  Purchases of Investments
    For the nine months ended September 30, 1996, investment activity in the Funds was as follows:

                                                                 Cost of                      Proceeds
 Shares of                                                      Purchases                    From Sales
                                                               ------------                 ------------
Landmark VIP Funds:

        Landmark VIP Equity Fund                             $      13,226                $      -
        Landmark VIP U.S. Government Fund                          101,794                          236
        Landmark VIP International Equity Fund                     100,952                           81
        Landmark VIP Balanced Fund                                  57,134                          172
AIM Variable Insurance Funds, Inc.:

        AIM V.I. Captial Appreciation Fund                          88,894                          193
 Fidelity Investments Variable Insurance Products Fund:
        Growth Portfolio                                            82,009                          283
 MFS Variable Insurance Trust:
        MFS World Governments Series                                66,291                          234
        MFS Money Market Series                                      5,000                        5,000

5.  Net Increase in Accumulation Units

For the nine months ended September 30, 1996, transactions in accumulation units of the Account were as follows:


                                            Landmark                                    AIM                          MFS
                              Landmark        U.S.          Landmark     Landmark       Cap.          Fidelity      World
                               Equity        Gov't.      International   Balanced      Apprec.         Growth       Gov't.
                           ------------   ------------   ------------- ------------  ------------   ------------  ------------

 Units Purchased                -              65,380         43,352        30,129        61,936         57,189        61,437
 Units Withdrawn                -              -              -               (12)        -                (11)        -
 Units Transferred Between      -              -              -             -             -              -             -
Funds
                           ------------   ------------   ------------  ------------  ------------   ------------  ------------
 Net Increase                   -              65,380         43,352        30,117        61,936         57,178        61,437

 Units, at Beginning of         -              -              -              5,094        -               4,565        -
Period
                           ------------   ------------   ------------  ------------  ------------   ------------  ------------

 Units, at End of Period        -              65,380         43,352        35,211        61,936         61,743        61,437
                           ============   ============   ============  ============  ============   ============  ============

                             SCHEDULE OF INVESTMENTS
                               September 30, 1996

                                          Number         Market
                                        of Shares        Value           Cost
                                       ------------   ------------   ----------
Landmark VIP Funds:

Landmark VIP Equity Fund                  99,698     $1,285,107     $1,013,226

Landmark VIP U.S. Government Fund        108,669      1,119,294      1,101,560

Landmark VIP International  Equity Fund  404,194      4,300,624      4,100,875

Landmark VIP Balanced Fund               104,123      1,219,279      1,062,084

AIM Variable Insurance Funds, Inc.:

AIM V.I. Capital Appriciation Fund         4,773         91,920         88,842


Fidelity Investments Variable Insurance
 Products Fund:

   Growth Portfolio                        2,945         89,851         86,867

 MFS Variable Insurance Trust:

     MFS World Governments Series          6,554         67,765         66,061